COUNTRY Investors Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CONTRACT

PROSPECTUS

October 1, 2008

COUNTRY Investors Life Assurance Company® (the “Company”) is offering the individual flexible premium deferred variable annuity contract (the “Contract”) described in this Prospectus. The Contract provides for Accumulated Value and annuity payments on a fixed and variable basis. The Company sells the Contract to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner of a Contract (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of COUNTRY Investors Variable Annuity Account (the “Account”) available under the Contract, each of which invests in one of the following Investment Options:

American Century Investments

VP Inflation Protection Bond Fund

VP Ultra® Fund

VP VistaSM Fund

COUNTRY Mutual Funds Trust

COUNTRY VP Bond Fund

COUNTRY VP Growth Fund

DWS Variable Series I

DWS Global Opportunities VIP—Class A

DWS Variable Series II

DWS Global Thematic VIP—Class A

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio—Service Class

High Grade Bond Portfolio—Service Class

Managed Portfolio—Service Class

Money Market Portfolio—Service Class

Strategic Yield Portfolio—Service Class

Value Growth Portfolio—Service Class

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Service Class 2

VIP Disciplined Small Cap Portfolio—Service Class 2

VIP Growth Portfolio—Service Class 2

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Service Class 2

VIP Mid Cap Portfolio—Service Class 2

VIP Real Estate Portfolio—Service Class 2

Franklin Templeton Variable Insurance Trust

Franklin Small Cap Value Securities Fund—Class 2

Franklin U.S. Government Fund—Class 2

Mutual Shares Securities Fund—
Class 2

Templeton Global Income Securities— Class 2

J.P. Morgan Series Trust

Diversified Mid Cap Growth Fund—Class 1

Intrepid Growth Fund—Class 1

Intrepid Mid Cap Fund—Class 1

Small Cap Equity Fund—Class 2

Summit Pinnacle Series

Russell 2000 Small Cap Index Portfolio—Class F

S&P MidCap 400 Index Portfolio—Class F

EAFE International Index Portfolio—Class F

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Contract’s Accumulated Value prior to the Annuitization Date will vary to reflect the investment performance of the Investment Options you select.

Please note that the Contracts and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Contract and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”), is incorporated herein by reference and is available free of charge. The SAI’s table of contents appears at the end of this Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

This prospectus sets forth information about the Company and Account you should know before investing. Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

COUNTRY Investors Life Assurance Company®

Home Office	Variable Product Service Center
1701 N. Towanda Avenue	PO Box 9239
Bloomington, Illinois 61702-2000	Des Moines, Iowa 50306
1-888-349-4658

The Contract may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning or surrendering the Contract. The first table describes the fees and expenses that are payable at the time you buy the Contract, surrender the Contract or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Owner Transaction Expenses(1)	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered)(2)	7%	7%
Transfer Processing Fee(3)	$25	$10
Illustrative Report Fee(4)	$25 per report	$ 0 per report

(1)  Some states may impose a premium tax that can range up to 3.5% of a premium payment.

(2)  The surrender charge is only assessed during the first seven Contract Years. The surrender charge declines each year after the third Contract Year to 0% in the eighth Contract Year. In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. This amount is not cumulative from Contract Year to Contract Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(3)  We waive the transfer processing fee for the first twelve transfers during a Contract Year. Currently, we may assess a charge of $10 for the thirteenth and each subsequent transfer during a Contract Year.

(4)  We may assess a charge of up to $25 for each Illustrative Report you request after the Contract Date.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Contract, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(5)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.20%
Total Separate Account Annual Expenses	1.40%	1.20%
Optional Retirement Security Rider Charge(6) (as a percentage of Accumulated Value)	0.75%	0.50%
Optional Guaranteed Minimum Death Benefit Endorsement Charge(6) (as a percentage of Accumulated Value)	0.20%	0.20%
Optional Incremental Death Benefit Rider Charge(6) (as a percentage of Accumulated Value)	0.30%	0.20%
Total Separate Account Annual Expenses and Optional Retirement Security Rider Charge (as a percentage of average variable accumulated value)(7)	2.15%	1.70%

(5)  We currently deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date.

(6)  We deduct the charges for the Retirement Security Rider, Guaranteed Minimum Death Benefit Endorsement and Incremental Death Benefit Rider on each Contract Anniversary. If you surrender the Contract prior to the Contract anniversary, we will deduct the charge for the Retirement Security Rider and Incremental Death Benefit Rider on a pro-rata basis. The Incremental Death Benefit Rider is not available under Qualified Contracts.

(7)  The Guaranteed Maximum Charge and Current Charge figures represent the sum of the Total Separate Account Annual Expenses and the Optional Retirement Security Rider Charge and assume that the Accumulated Value under the Contract has been allocated solely to the Subaccounts of the Account in accordance with the Growth Model Portfolio. See DESCRIPTION OF ANNUITY CONTRACT—Retirement Security Rider—Asset Allocation Model Portfolio, for information regarding the investment restrictions governing the use of the Retirement Security Rider.

The next table shows the minimum and maximum total operating expenses charged by any of the Investment Options for the fiscal year ended December 31, 2007. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses(8)

(expenses that are deducted from Investment Option assets)(9)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	4.05%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(10)	0.35%	1.47%

(8)  Some Investment Options may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

(9)   For certain Investment Options, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	1.29%

(10)  The “Total Annual Investment Options Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or reimbursement arrangements. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Seven Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 5 for a description of the fees and expenses charged by each of the Investment Options available under the Contract as well as any applicable contractual fee waiver or reimbursement arrangements.

The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2007, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fees	Total Expenses (before contractual fee waivers or reimbursements)	Total Amount of contractual fee waivers or reimbursements	Total Expenses (after contractual fee waivers or reimbursements)
American Century Investments
VP Inflation Protection Bond	0.49%	0.00%		0.01%		0.00%	0.50%	0.00%	0.50%	(1)
VP Ultra®	1.00%	0.00%		0.00%		0.00%	1.00%	0.00%	1.00%	(1)
VP VistaSM	1.00%	0.00%		0.00%		0.00%	1.00%	0.00%	1.00%
COUNTRY Mutual Funds Trust
COUNTRY VP Bond Fund	0.50%	0.01%	(2)	0.55%		0.00%	1.06%	0.35%	0.71%	(3)
COUNTRY VP Growth Fund	0.75%	0.01%	(2)	0.49%		0.00%	1.25%	0.34%	0.91%	(3)
DWS Variable Series I
DWS Global Opportunities VIP—Class A	0.89%	0.00%		0.21%		0.00%	1.10%	0.11%	0.99%	(4)
DWS Variable Series II
DWS Global Thematic VIP—Class A	0.92%	0.01%	(2)	0.40%		0.00%	1.33%	0.27%	1.06%	(4)
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio— Service Class	0.20%	0.00%		0.09%	(5)	0.25%	0.54%	0.00%	0.54%
High Grade Bond Portfolio—Service Class	0.30%	0.00%		0.12%	(5)	0.25%	0.67%	0.00%	0.67%
Managed Portfolio—Service Class	0.45%	0.00%		0.09%	(5)	0.25%	0.79%	0.00%	0.79%
Money Market Portfolio—Service Class	0.25%	0.00%		0.20%	(5)	0.25%	0.70%	0.00%	0.70%
Strategic Yield Portfolio—Service Class	0.45%	0.00%		0.12%	(5)	0.25%	0.82%	0.00%	0.82%
Value Growth Portfolio—Service Class	0.45%	0.00%		0.10%	(5)	0.25%	0.80%	0.00%	0.80%
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%	0.00%	0.90%	(6)
VIP Disciplined Small Cap Portfolio— Service Class 2	0.71%	0.00%		0.28%		0.25%	1.24%	0.00%	1.24%
VIP Growth Portfolio— Service Class 2	0.56%	0.00%		0.09%		0.25%	0.90%	0.00%	0.90%	(6)
VIP High Income Portfolio—Service Class 2	0.57%	0.00%		0.11%		0.25%	0.93%	0.00%	0.93%
VIP Index 500 Portfolio—Service Class 2	0.10%	0.00%		0.00%		0.25%	0.35%	0.00%	0.35%	(7)
VIP Mid Cap Portfolio— Service Class 2	0.56%	0.00%		0.10%		0.25%	0.91%	0.00%	0.91%	(6)
VIP Real Estate Portfolio—Service Class 2	0.56%	0.00%		0.17%		0.25%	0.98%	0.00%	0.98%

Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses		12b-1 Fees	Total Expenses (before contractual fee waivers or reimbursements)		Total Amount of contractual fee waivers or reimbursements	Total Expenses (after contractual fee waivers or reimbursements)
Franklin Templeton Variable Insurance Trust
Franklin Small Cap Value Securities Fund—Class 2	0.51%	0.02%	(2)	0.15%		0.25%	0.93%		0.02%	0.91%	(8)
Franklin U.S. Government Fund—Class 2	0.49%	0.00%		0.04%		0.25%	0.78%		0.00%	0.78%	(9)
Mutual Shares Securities Fund—Class 2	0.59%	0.00%		0.13%		0.25%	0.97%		0.00%	0.97%
Templeton Global Income Securities—Class 2	0.73%	0.00%		0.03%		0.25%	1.01%		0.00%	1.01%	(9)
JPMorgan Insurance Trust
Diversified Mid Cap Growth Portfolio—Class 1	0.65%	0.00%		0.24%	(10)	0.00%	0.89%		0.00%	0.89%	(11)
Intrepid Growth Portfolio—Class 1	0.65%	0.00%		0.25%	(10)	0.00%	0.90%		0.00%	0.90%	(11)
Intrepid Mid Cap Portfolio—Class 1	0.65%	0.00%		0.30%	(10)	0.00%	0.95%		0.05%	0.90%	(11)
Small Cap Equity Portfolio—Class 2	0.65%	0.01%	(12)	3.14%	(10)	0.25%	4.05%	(13)	2.76%	1.29%	(11)
Summit Pinnacle Series
Russell 2000 Small Cap Index Portfolio—Class F	0.35%	0.03%	(2)	0.29%		0.20%	0.87%		0.00%	0.87%
S&P MidCap 400 Index Portfolio—Class F	0.30%	0.01%	(2)	0.22%		0.20%	0.73%		0.00%	0.73%
EAFE International Index Portfolio—Class F	0.56%	0.02%	(2)	0.69%		0.20%	1.47%		0.00%	1.47%	(14)
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%		0.00%		0.00%	0.85%		0.00%	0.85%	(15)
New America Growth Portfolio	0.85%	0.00%		0.00%		0.00%	0.85%		0.00%	0.85%	(15)
Personal Strategy Balanced Portfolio	0.90%	0.00%		0.00%		0.00%	0.90%		0.00%	0.90%	(15)(16)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%		0.00%		0.00%	1.05%		0.00%	1.05%	(15)

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Other expenses include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and if applicable, acquired fund fees and expenses.

(2)  The Investment Option invests a portion of its assets in shares of various other underlying portfolios. This Investment Option has its own expenses and bears a portion of the operating expenses of the underlying portfolios in which it invests, including the advisory fee. The figures shown for acquired fund fees and expenses reflect the portion of the underlying portfolios’ expenses.

(3)  The Adviser voluntarily agreed to reduce its fees and reimburse the Growth Fund to the extent total annualized expenses exceed 0.90% of average daily net assets, and the Bond Fund to the extent total annualized expenses exceed 0.70% of average daily net assets through May 31, 2010. The fee waiver and expense reimbursement do not apply to acquired fund fees and expenses.

(4)  Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 0.99% and 1.05% for Class A shares (excluding certain expenses such as acquired fund fees and expenses, extraordinary expenses, taxes, brokerage and interest) of the DWS Global Opportunities VIP and DWS Global Thematic VIP Portfolios, respectively.

.

(5)  Service Class Shares were not offered until May 1, 2008. Other Expenses are based on estimated amounts for the current fiscal year.

(6)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.89%, Growth Portfolio 0.89% and Mid Cap Portfolio 0.90%. This arrangement may be discontinued by the Fund’s manager at any time.

(7)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the Fund manager’s part.

(8)  The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the “acquired fund” in this case) to the extent of the Fund’s fees and expenses of the acquired fund. This reduction is required by the Fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

(9)   The Fund administration fee is paid indirectly through the management fee.

(10)  “Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

(11)  JPMorgan Investment Advisors, Inc. and JPMorgan Investment Management, Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the average daily net assets of the Class 1 Shares of the Diversified Mid Cap Growth Portfolio, Intrepid Mid Cap Portfolio and Intrepid Growth Portfolio; and 1.28% of the average daily net assets of the Class 2 Shares of the Small Cap Equity Portfolio, through April 30, 2009. Without the acquired fund fees and expenses, the total expenses (before contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 4.04% and total expenses (after contractual fee waivers and reimbursements) of the Class 2 Shares of the Small Cap Equity Portfolio would have been 1.28% of the average daily net assets.

(12)  “Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending December 31, 2007. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the Acquired Funds as well as allocation of the Portfolio’s assets and may be higher or lower than those shown.

(13)  The total expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of the prospectus for the Investment Option. The Financial Highlights reflect only the operating expenses of the Portfolio and do not include acquired fund fees and expenses.

(14)  Total operating expenses, exclusive of acquired fund fees and expenses, in excess of 1.45% for Class F Shares of the EAFE International Index Portfolio are paid by the Adviser, pursuant to a contractual limit in the advisory agreement. The Fund’s adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses exclusive of acquired fund fees and expenses to 1.15% for Class F Shares of the average daily net assets of the Portfolio until May 1, 2009.

(15)  Total annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring or extraordinary items. The fee is based on fund average daily net assets and is calculated and accrued daily.

(16)  The Portfolio is required to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investments in other T. Rowe Price mutual funds. Including this reduction, the Portfolio’s actual expenses for fiscal year 2007 were 0.88%. The reduction will vary with the amount invested in other T. Rowe Price mutual funds.

Examples

The examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the annual administrative charge, mortality and expense risk fees, Investment Option fees and expenses, the Guaranteed Minimum Death Benefit Endorsement charge, the Incremental Death Benefit Rider charge and the Retirement Security Rider charge.

Each example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.(1)

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement, the Incremental Death Benefit Rider and the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,015	$2,286	$3,411	$6,077

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$1,015	$2,198	$3,326	$6,077

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$301	$1,668	$2,985	$6,077

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you have elected the Guaranteed Minimum Death Benefit Endorsement, the Incremental Death Benefit Rider and the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$911	$1,516	$2,018	$3,322

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$911	$1,420	$1,917	$3,322

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$189	$840	$1,516	$3,322

(1)  The expense examples take into account Investment Option fee waiver and expense reimbursement arrangements only for a one year period.

Example 3

The third example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Death Benefit Endorsement, the Incremental Death Benefit Rider or the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,015	$2,064	$2,993	$5,279

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$1,015	$1,974	$2,904	$5,279

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$301	$1,429	$2,545	$5,279

Example 4

The fourth example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Total Annual Investment Option Operating Expenses tables and that you did not elect the Guaranteed Minimum Death Benefit Endorsement, the Incremental Death Benefit Rider or the Retirement Security Rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$911	$1,278	$1,533	$2,180

2.  If you annuitize at the end of the applicable time period and elect fixed annuity settlement option 2 or 4 with a one-year annuity payment period(2):

1 Year	3 Years	5 Years	10 Years
$911	$1,179	$1,427	$2,180

3.  If you do not surrender your Contract or you annuitize at the end of the applicable time period and elect fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option:

1 Year	3 Years	5 Years	10 Years
$189	$585	$1,006	$2,180

(2)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Company will add the number of years for which payments will be made under the annuity payment option selected to the number of Contract Years since the Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the surrender charge percentage that would apply upon annuitization.

SUMMARY OF THE CONTRACT

Issuance of a Contract.  The Contract is an individual flexible premium deferred variable annuity contract with a maximum issue age of 99 for Annuitants (see “DESCRIPTION OF ANNUITY CONTRACT—Issuance of a Contract”). See “DISTRIBUTION OF THE CONTRACTS” for information on compensation of persons selling the Contracts. The Contracts are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule, and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Contract within 30 days after you receive it (see “DESCRIPTION OF ANNUITY CONTRACT—Free-Look Period”). If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date the Company receives the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted under the Contract.

Premiums.  The minimum initial premium amount the Company accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CONTRACT—Premiums.”) We retain the right to approve premium amounts greater than $250,000.

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums”).

•	The Company will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date.

•	At the end of that period, the Company will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Asset Allocation Program.  You may elect to participate in the Asset Allocation Program and allocate all of your premiums to one of the six (6) model portfolios we make available under the Program to assist you in selecting Investment Options (see “DESCRIPTION OF ANNUITY CONTRACT—Asset Allocation Program”). Each model portfolio represents a different level of risk tolerance: Aggressive; Growth; Growth-Income; Balanced; Income Growth; and Income. Once you select a model portfolio and the Investment Option allocations, these selections will remain unchanged until you elect to revise the Investment Option allocations or select a new model portfolio. There is no separate charge for participating in the Asset Allocation Program, nor is there a charge to change to a different model portfolio or to change your allocation to a particular Investment Option. There is no guarantee that a model portfolio in the Asset Allocation Program will not lose money or experience volatility.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date (see “DESCRIPTION OF ANNUITY CONTRACT—Transfer Privilege”).

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Company waives fees for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25.)

Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time prior to the Annuitization Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Contract upon Written Notice at any time prior to the Annuitization Date (see “DESCRIPTION OF ANNUITY CONTRACT—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

Death Benefit.  We will pay a death benefit if the Annuitant dies prior to the Annuitization Date. The death benefit will be determined as of the date we receive Due Proof of Death and is equal to the greater of:

(1)	the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

(2)	the Accumulated Value.

If you own a Non-Qualified Contract, you may enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement and/or the Incremental Death Benefit Rider. See “DESCRIPTION OF ANNUITY CONTRACT—Death Benefit Before Annuitization—Guaranteed Minimum Death Benefit Endorsement, and—Incremental Death Benefit Rider” for descriptions of the Guaranteed Minimum Death Benefit Endorsement and the Incremental Death Benefit Rider. If you own a Qualified Contract, you may also enhance your death benefit protection by electing the Guaranteed Minimum Death Benefit Endorsement. The Incremental Death Benefit Rider is not available under Qualified Contracts.

CHARGES AND DEDUCTIONS

Your Contract will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”).

Contract Year in Which Withdrawal Occurs	Surrender Charge as a Percentage of Amount Withdrawn
1	7%
2	7
3	7
4	6
5	5
6	4
7	2
8 and after	0

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)— Amounts Not Subject to Surrender Charge.”)

We reserve the right to waive the surrender charge as provided in the Contract. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive notification, prior to the Annuitization Date, at our Variable Product Service Center in order to activate this waiver.

Annual Administrative Charge.  We deduct an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). (This charge is guaranteed not to exceed $45.) We currently waive this charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee.  We may assess a $10 transfer processing fee for the 13th and each subsequent transfer in a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.20% (approximately 0.81% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”). (This charge is guaranteed not to exceed 1.40% annually.)

Retirement Security Rider Charge.  We currently apply a charge for the Retirement Security Rider at an annual rate of 0.50% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.75% of Accumulated Value.) See “CHARGES AND DEDUCTIONS—Optional Retirement Security Rider.”

Guaranteed Minimum Death Benefit Endorsement.  We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) See “CHARGES AND DEDUCTIONS—Guaranteed Minimum Death Benefit Endorsement.”

Incremental Death Benefit Rider.  We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) See “CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider.”

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table on page 5 titled “Annual Investment Option Expenses” lists these fees.

Risk of An Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels.

ANNUITY PROVISIONS

At any time prior to the Annuitization Date you may choose to have the Cash Surrender Value distributed to you as follows:

•	under a settlement option, or

•	in a lump sum (see “SETTLEMENT OPTIONS”).

FEDERAL TAX MATTERS

The Contract’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Contracts. (See “FEDERAL TAX MATTERS.”)

THE COMPANY, ACCOUNT AND INVESTMENT OPTIONS

COUNTRY Investors Life Assurance Company

The Company was incorporated on October 13, 1981 as a stock life insurance company in the State of Illinois and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 43 states: Alabama, Alaska, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Montana, Nebraska, Nevada, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

IMSA

The Company is a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, the Company may use the IMSA logo and language in advertisements.

COUNTRY Investors Variable Annuity Account

On April 17, 2002, we established the Account pursuant to the laws of the State of Illinois. The Account:

•	will receive and invest premiums paid to it under the Contract;

•	will receive and invest premiums for other variable annuity contracts we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account’s assets are available to cover the general liabilities of the Company only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Contracts are general corporate obligations of the Company. Income, gains and losses, whether or not realized, from assets allocated to the Account are, in accordance with the Contracts, credited to or charged against the Account without regard to other income, gains or losses of the Company.

Investment Options

There are currently 35 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option. Each premium payment you submit may be directed to a maximum of 16 Investment Options, including the Declared Interest Option.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Variable Product Service Center at 888-349-4658.

American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Inflation Protection Bond Fund

•        This Fund seeks long-term total return. The Fund pursues this objective by using a strategy to protect against U.S. inflation by investing substantially all of its assets in investment-grade debt securities.

VP Ultra® Fund

—  This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	— This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

COUNTRY Mutual Funds Trust.  COUNTRY Fund Management, a department of COUNTRY Trust Bank, is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
COUNTRY VP Bond Fund

•        This Fund seeks maximum total return consistent with preservation of capital. To pursue its goal, the Fund invests in a portfolio of bonds and other debt obligations and maintains a market value weighted average maturity of more than five years.

Portfolio	Investment Objective(s) and Principal Investments
COUNTRY VP Growth Fund

•        This Fund seeks growth of capital. Dividend income, if any, will be incidental to this goal. The Fund invests primarily in common stocks and other equity securities of well-established, large-capitalization companies (which generally have $5 billion of market value or more), that are determined to have above-average long-term growth potential.

DWS Variable Series I and DWS Variable Series II.  Deutsche Investment Management Americas Inc. (“DIMA”) is the investment adviser for each portfolio of DWS Variable Series I and II. Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of DIMA. DWS Scudder is the designation given to the products and services provided by DIMA and its affiliates to the DWS mutual funds (including the Funds listed below).

Portfolio	Investment Objective(s) and Principal Investments
Global Opportunities VIP

—  This Portfolio seeks above-average capital appreciation over the long term. The Portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index.).

Global Thematic VIP

•        This Portfolio seeks long-term capital growth. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be “blue chip” companies.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•        This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Portfolio	Investment Objective(s) and Principal Investments
Managed Portfolio

•        This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio

•        This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

—  This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•        This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•        This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Disciplined Small Cap Portfolio

•        This Portfolio seeks capital appreciation. The Portfolio normally invests primarily in domestic and foreign common stocks, investing at least 80% of its assets in securities of companies with small market capitalizations.

Fidelity VIP Growth Portfolio

•        This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP High Income Portfolio

•        This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•        This Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•        This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Real Estate Portfolio

•        This Portfolio seeks above-average income and long-term capital growth, consistent with reasonable investment risk primarily through investment in companies principally engaged in the real estate industry and other real estate related investments. The Portfolio seeks to provide a yield that exceeds the composite yield of the S&P 500 Index.

Franklin Templeton.  Franklin Advisers, Inc. serves as the investment adviser to the Franklin Small Mid-Cap Growth Securities and U.S. Government Funds; Franklin Advisory Services, LLC serves as the investment adviser to the Franklin Small Cap Value Securities Fund; and Franklin Mutual Advisers, LLC serves as the investment adviser to the Mutual Shares Securities Fund. Franklin Templeton Institutional, LLC serves as the investment adviser to the Franklin Global Real Estate Securities Fund.

Portfolio	Investment Objective(s) and Principal Investments
Franklin Small Cap Value Securities Fund

•        This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies, and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Portfolio	Investment Objective(s) and Principal Investments
Franklin U.S. Government Fund

•        This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Mutual Shares Securities Fund

•        This Fund seeks capital appreciation with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Templeton Global Income Securities

•        Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of government and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

JPMorgan Insurance Trust.  JPMorgan Investment Advisors, Inc. (JPMIA) serves as the investment adviser to the Diversified Mid Cap Growth Portfolio, Intrepid Growth Portfolio and Intrepid Mid Cap Portfolio. JP Morgan Investment Management, Inc. (JPMIM) serves as the investment adviser to the Small Cap Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Diversified Mid Cap Growth Portfolio

•        The Portfolio seeks growth of capital, and secondarily, current income by investing primarily in equity securities. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies which the Portfolio’s adviser believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in equity securities—including common stocks and debt securities and preferred stocks that are convertible to common stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

Intrepid Growth Portfolio

•        The Portfolio seeks to provide long-term capital growth. The Portfolio pursues this objective by investing primarily in equity investments of large-capitalization (generally market capitalization over $10 billion) and mid-capitalization (generally market capitalization between $1 billion and $10 billion) companies. The Portfolio invests primarily in a broad portfolio of common stocks that its adviser believes have above-average growth potential over a long-term investment horizon with the potential for capital appreciation.

Portfolio	Investment Objective(s) and Principal Investments
Intrepid Mid Cap Portfolio

•        The Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Portfolio pursues this objective by investing primarily in common stocks of mid-cap companies, and under normal circumstances, at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies which have market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. The Portfolio invests primarily in a broad portfolio of common stocks that the adviser believes are undervalued and/or have strong growth potential.

Small Cap Equity Portfolio

•        The Portfolio seeks capital growth over the long term. The Portfolio pursues this objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase.

Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Russell 2000® Small Cap Index Portfolio

•        This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•        This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap® 400 Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

EAFE International Index Portfolio

•        This Portfolio seeks investment results that correspond to the total return performance of the Morgan Stanley Capital International EAFE Index. The Portfolio pursues its objective by investing primarily in the common stocks of companies that trade on major markets in Europe, Australasia and the Far East.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•        This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend- paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

New America Growth Portfolio

•        This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•        This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that may or may not be affiliated with the Company or each other; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to owners arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that may or may not be affiliated with the Company. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects owners, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Contract resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, distributor and/or Fund affiliate(s), are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.05% to 0.25% of the annual average assets we hold in the Investment Options. In addition, COUNTRY Capital Management Company, the principal underwriter of the Contracts, receives 12b-1 fees deducted from certain portfolio assets attributable to the Contract for providing distribution and shareholder support services to some Investment Options. The Company and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Owners on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other contracts to reflect such substitution, deletion or change.

If we deem it to be in the best interest of persons having voting rights under the Contracts, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate your voting rights under the Contract.

DESCRIPTION OF ANNUITY CONTRACT

Issuance of a Contract

You must complete an application in order to purchase a Contract, which can be obtained through a licensed representative of the Company, who is also a registered representative of COUNTRY Capital Management Company (“COUNTRY Capital”). Your Contract Date will be the date the properly completed application is received at our Variable Product Service Center. (If this date is the 29th, 30th or 31st of any month, the Contract Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CONTRACT—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Company sells Qualified Contracts for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Contracts. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Contract. We apply a maximum issue age of 99 for Annuitants.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Variable Product Service Center on a timely basis.

Premiums

The minimum initial premium amount the Company will accept is $1,000. (We may waive the minimum initial premium amount for certain Qualified Contracts.) You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and prior to the Annuitization Date. We retain the right to approve minimum initial premium amounts greater than $250,000.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the Automatic Payment Plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Contract will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Variable Product Service Center.

If mandated under applicable law, the Company may be required to reject a premium payment.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Contract within 30 days after you receive it. If you return the Contract, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Contract at our Variable Product Service Center, plus administrative charges and any other charges deducted from the Account.

Allocation of Premiums

Upon receipt at our Variable Product Service Center of your properly completed Contract application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Contract application and premium payment at our Variable Product Service Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option and each premium payment you submit may be directed to a maximum of sixteen Investment Options, including the Declared Interest Option. If your allocation instructions in connection with a premium payment would result in your Accumulated Value being invested in more than sixteen Investment Options, we will treat your request as not in good order and request alternate allocation instructions from you. If we do not receive alternate allocation instructions from you within five Business Days of receipt of the subject premium payment, we will return the premium payment to you.

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Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Contract Date. We will also allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

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We will allocate subsequent premiums in the same manner at the end of the Valuation Period we receive them at our Variable Product Service Center, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day.

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You may change your allocation instructions at any time by sending Written Notice to the Variable Product Service Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Contract will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Company does not guarantee a minimum variable accumulated value, and, because your Contract’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Contract’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Contract. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Contract is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the valuation period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

Determination of Unit Value.  We have set the unit value for each Subaccount’s first valuation period at $10. We calculate the unit value for a Subaccount for each subsequent valuation period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding valuation period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current valuation period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current valuation period; minus

4.	any amount charged for taxes or any amount set aside during the valuation period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current valuation period.

(b)	is the number of units outstanding at the end of the preceding valuation period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Annuitization Date. We will process all transfers based on the net asset value next determined after we receive your signed Written Notice at our Variable Product Service Center.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

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Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option and are limited to no more than four transfers in a Contract Year. (See “DECLARED INTEREST OPTION—Transfers from Declared Interest Option.”)

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Company waives the transfer processing fee for the first twelve transfers during a Contract Year.

•	The Company may assess a transfer processing fee of $10 for the 13th and each subsequent transfer during a Contract Year. (This charge is guaranteed not to exceed $25 per transfer.)

We process transfers at the unit values next determined after we receive your request at our Variable Product Service Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

•	We allow an unlimited number of transfers among or between the Subaccounts.

All transfer requests received in a valuation period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or you registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit Written Notice to our Variable Product Service Center.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose include:

•	discontinuing your telephone transfer privileges;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service;

•	restricting your right to make transfers for a period of time;

•	refusing a transfer request;

•	requiring a minimum period of time between each transfer; and

•	limiting the amount that you may transfer at any one time.

Notwithstanding this, because our policies and procedures are discretionary and may differ among variable annuity contracts, variable insurance policies (“variable contracts”) and separate accounts, it is possible that some Owners may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by

Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Contract.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and we may be required to provide the Fund or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating its policies and procedures.

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fail to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Company, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Owners.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Annuitization Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Contract.

We will process your partial withdrawal based on the net asset value next determined after we receive your Written Notice at our Variable Product Service Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day.

In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. Any applicable surrender charge will be deducted from your remaining Accumulated Value. You may make a partial withdrawal or surrender without incurring a surrender charge if you qualify for the waiver of surrender charge associated with confinement to an extended care facility. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)— Amounts Not Subject to Surrender Charge and—Waiver of the Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Variable Product Service Center.

Should your partial withdrawal result in a full surrender of your Contract, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Cash Surrender Value within seven days of receipt of your original Written Notice at our Variable Product Service Center.

Surrender.  You may surrender your Contract upon Written Notice on or before the Annuitization Date. We will determine your Cash Surrender Value based on the net asset value next determined after we receive your Written Notice and your Contract at our Variable Product Service Center. This means that if we receive your Written Notice to surrender the Contract prior to 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value for your Contract as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Contract at or after 3:00 p.m. central time on a Business Day, we will calculate the Cash Surrender Value of your Contract as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Cash Surrender Value distributed to you as follows:

•	under a settlement option, or

•	in a lump sum.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Contracts.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Variable Product Service Center. The options selected will remain in effect until we receive a written termination request from you at our Variable Product Service Center.

Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually to match your Contract’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is sixteen, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Contract Year.

•	This feature cannot be utilized in combination with dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar Cost Averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,200 in a single “source account.” Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

•	Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is sixteen, including the Declared Interest Option.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are inadequate, or upon receipt of a written request at our Variable Product Service Center.

•	This feature is considered in the twelve free transfers during a Contract Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing, systematic withdrawal or asset allocation programs.

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

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After the first Contract Year, you may annually withdraw a maximum of 10% of Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Contract Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Contract Date or on the next Business Day.

•	You may change the amount and frequency upon written request to our Variable Product Service Center.

•	This feature cannot be utilized in combination with dollar cost averaging program.

We may terminate the Automatic Rebalancing, Dollar Cost Averaging and Systematic Withdrawal privileges at any time.

Asset Allocation Program

The following is a summary of the Asset Allocation Program available under the Contract. A more detailed description is available in the brochure for the program that is available upon request from your registered representative.

Overview.  The Asset Allocation Program is a service we make available to assist you in selecting Investment Options under your Contract. At the time that you purchase your Contract, you may elect to allocate all of your premiums to one of the model portfolios of the Asset Allocation Program. If you elect to participate in the Asset Allocation Program, our affiliate, COUNTRY Trust Bank (“CTB”) will serve as the adviser, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the Asset Allocation Program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics—for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes - for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options. In addition, each model portfolio is subject to all of the risks associated with its underlying Investment Options. Moreover, if CTB changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios.  It is your responsibility to select or change your model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the Asset Allocation Program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each asset allocation model portfolio is intended for a specific type of investor, from conservative to aggressive. Each model portfolio identifies specific Investment Options and the percentage of premium and Accumulated Value allocated to each Investment Option.

There currently are six (6) asset allocation model portfolios to choose from:

•	Aggressive Growth Model Portfolio

•	Growth Model Portfolio

•	Growth-Income Model Portfolio

•	Balanced Model Portfolio

•	Income Growth Model Portfolio

•	Income Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio and the Investment Option allocations, these selections will remain unchanged until you elect to revise the Investment Option allocations or select a new model portfolio. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Using the questionnaire, and in consultation with your registered representative, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. There is no charge to change to a different model portfolio or to change your premium allocations to a particular Investment Option.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the Asset Allocation Program. You may, however, elect to have the premiums allocated to an asset allocation model portfolio applied under the automatic asset rebalancing program (“Automatic Rebalancing”). (See “Transfer and Withdrawal Options.”) You can elect Automatic Rebalancing, elect to continue Automatic Rebalancing or change your Automatic Rebalancing election, at any time that you choose a new or a different asset allocation model portfolio or choose an asset allocation model portfolio for the first time.

Changes to Asset Allocation Model Portfolios. CTB periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. CTB may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Contract.

If changes are made to a particular model portfolio as a result of CTB’s review, then the Company will notify all Owners-those in asset allocation model portfolios and those who are not-of the changes that will occur in that model portfolio. Owners who do not wish to change their current situation do not need to take any action. Owners who do wish to revise their respective investment allocations based on the changes to the model portfolios or to the Investment Options available under the Contract must complete, sign and return/fax a Variable Product Supplement or other applicable request form to our Variable Product Service Center to change their current situation by (1) opting into the new version of an asset allocation model portfolio, (2) opting into a different asset allocation model portfolio, or (3) opting into an asset allocation model portfolio for the first time.

Note:

•	Your future premium allocations will not change unless you affirmatively elect to opt into the changed asset allocation model portfolio or you make a self directed change.

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Transfers among Investment Options resulting from a change in the asset allocation model portfolios or your selection of a different asset allocation model portfolio are not taken into account in determining any transfer processing fee.

Other Information.  We and our affiliates, including CTB, receive greater compensation and/or profits from certain Investment Options than we receive from other Investment Options. Therefore, it is conceivable that CTB may have an incentive to develop asset allocation model portfolios in such a way that larger allocations will be made to Investment Options that are more profitable for CTB. Also, COUNTRY Fund Management, a department of CTB, serves as investment adviser to certain of the Investment Options. As a result, CTB may believe that those portfolios may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, CTB is legally obligated to disregard these incentives. CTB receives a fixed annual fee for services it performs in developing and updating asset allocation models.

For more information about CTB, and its role as investment adviser for the Asset Allocation Program, please see the CTB disclosure document, which is available to you at no charge. Your registered representative can provide this disclosure document to you, or you can request a copy by writing to COUNTRY Trust Bank, 1705 Towanda Avenue, P.O. Box 2020, Bloomington, Illinois 61702-2020. We may perform certain administrative functions on behalf of CTB; however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available under the Contract.

We may terminate or alter this Asset Allocation Program at any time.

Retirement Security Rider

The Retirement Security Rider (“RS Rider”) is an optional rider that offers a choice of two benefit options, a guaranteed minimum income benefit option (“GMIB Option”) and a guaranteed minimum accumulation benefit option (“GMAB Option”). The GMIB Option guarantees minimum fixed monthly payments if and when you annuitize. In other words, the GMIB Option offers a monthly payment “floor.” The GMIB Option is appropriate for long-term investors who do not expect to take significant withdrawals, expect to annuitize after the tenth Contract Anniversary ( the “GMAB Maturity Date,” as described further below), and wish to guarantee a minimum level of monthly income payments that will not be reduced by volatility in the markets.

The GMAB Option guarantees a minimum Accumulated Value at the end of a specified waiting period. The waiting period is ten years, beginning on the Contract Date and ending on the tenth Contract Anniversary or GMAB Maturity Date. The GMAB Option provides a one-time adjustment to your Accumulated Value, known as a Guaranteed Accumulation Payment, if your Accumulated Value on the GMAB Maturity Date is less than the Guaranteed Accumulation Amount. Only premium payments made during the first 120 days beginning on the Contract Date (“GMAB Eligibility Period”) are included in the Guaranteed Accumulation Amount and credited with a rate of interest we specify, the “GMAB Annual Rate.” Any additional premiums payments made after the GMAB Eligibility Period are not included in the Guaranteed Accumulation Amount. Thus, the GMAB Option may not be appropriate for you if you plan to make substantial premium payments under the Contract after the GMAB Eligibility Period. However, the GMAB Option may offer you protection if your Accumulated Value declines during the first ten Contract years.

You may only elect the RS Rider at the time you purchase the Contract. Once you elect the Rider, you may not later remove the Rider. (The RS Rider may not be available in all states. A registered representative can provide information on the availability of the Rider.) Upon election of the Rider, you must choose either the GMIB Option or the GMAB Option in the application for the Contract. You may change the benefit option you selected prior to the GMAB Maturity Date. However, you may only change the benefit option you selected once in the 60 days immediately prior to the GMAB Maturity Date. The selection you make in the 60 days immediately prior to the GMAB Maturity Date cannot be changed.

There are several important points you should consider before purchasing the RS Rider:

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You may never need to rely upon either the GMIB Option or the GMAB Option. The annuity rates guaranteed by the GMIB Option are based on conservative actuarial factors. These guaranteed annuity rates may be lower than the then-current annuity rates that are available when you choose to annuitize. You are not required to exercise the GMIB Option upon annuitization and may instead choose the then-current annuity rates. Likewise under the GMAB Option, the GMAB Annual Rate we credit is based on conservative investment assumptions and may not exceed the investment performance of the Investment Options in which you are invested. On the GMAB Maturity Date, the Guaranteed Accumulation Amount may not exceed your Accumulated Value. The charges you have paid under the RS Rider will not be refunded even if no benefit is paid under either the GMIB Option or GMAB Option.

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There is a ten year waiting period that must expire before you can exercise either the GMIB Option or the GMAB Option. If you select the GMIB Option and choose to annuitize before the ten year waiting period concludes, you will lose the benefits of the RS Rider, and the charges you have paid under the Rider will not be refunded. For this reason, you should not elect the GMIB Option under a Qualified Contract if you are over age 60 at issue and may need to annuitize the Contract at age 70½ to meet required minimum distribution rules under Federal income tax law. Consult a tax adviser before purchasing the RS Rider in connection with a qualified Contract.

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If you make withdrawals, the level of payments guaranteed by the RS Rider under either the GMIB Option or GMAB Option will decrease. Therefore, the RS Rider may not be appropriate for you if you expect that you may need to take significant withdrawals under the Contract. You should generally not purchase the RS Rider under a Qualified Contract if you are over age 60 at issue and may need to take withdrawals from the Contract at 70½ to meet required minimum distribution rules under Federal income tax law. Consult a tax adviser before purchasing the RS Rider in connection with a qualified Contract.

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If you elect to purchase the RS Rider, you may not later remove the Rider. In other words, the RS Rider charge will continue to be deducted for the life of the Contract unless the Rider terminates, as described below.

•

If you elect the RS Rider, you may only allocate your premium payments and Accumulated Value in accordance with the Growth Model Portfolio. This model portfolio seeks to provide growth while avoiding excessive risk. If you are seeking a more or less aggressive growth strategy or a strategy that emphasizes current income, the Subaccount allocations of the Growth Model Portfolio required for participation in the RS Rider are probably not appropriate for you.

GMIB Option.  For the GMIB Option to be available, the age of all Owners and the Annuitant(s) on the Contract Date must be less than 76. If the GMIB Option is in effect, at any time after the GMAB Maturity Date, you may exercise the Option. Upon exercise, we will apply the Income Base to your choice of either fixed annuity settlement option 3 (Lifetime Payment Option) or 5 (Joint Lifetime Payment Option), thus determining your monthly GMIB Payment. In the event that you would receive a higher monthly payment by applying your total Accumulated Value to the then-current annuity settlement option rates applicable to the Contract, we will pay you this higher amount instead of the GMIB Payment.

On the Contract Date, we will set the Income Base equal to your initial premium payment. The Income Base will then vary based on additional premium payments and withdrawals. At any point in time, the Income Base will be equal to:

•

the sum total of each premium payment, accumulated at an annual effective interest rate of 3.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter, less

•

the sum total of each partial withdrawal reduction for any partial withdrawals accumulated at an annual effective interest rate of 3.00% through the Contract Anniversary immediately preceding your 86th birthday, and at 0.00% thereafter.

If the Contract is owned by joint Owners, the age of the older Owner will be used in determining the interest credited to the Income Base.

For more information on the operation of the GMIB Option, please refer to the examples in Appendix A.

GMAB Option.  If the GMAB Option is in effect on the GMAB Maturity Date and your Accumulated Value, after the deduction of the RS Rider Charge, is less than the Guaranteed Accumulation Amount, we will make a one-time adjustment to your Accumulated Value, the Guaranteed Accumulation Payment, to increase your Accumulated Value to the Guaranteed Accumulation Amount. We will allocate the Guaranteed Accumulation Payment to the Subaccounts in which you are invested according to the Growth Model Portfolio as described below. If your Accumulated Value, after the deduction of the RS Rider Charge, is greater than the Guaranteed Accumulation Amount, no Guaranteed Accumulation Payment will be payable. In either case, the RS Rider will terminate on the GMAB Maturity Date and we will no longer deduct the RS Rider Charge.

On the Contract Date, we will set the Guaranteed Accumulation Amount equal to your initial premium payment. The Guaranteed Accumulation Amount will then vary based on additional premium payments you make during the GMAB Eligibility Period and withdrawals. At any point in time, the Guaranteed Accumulation Amount Base will be equal to:

•	the sum total of each premium payment we received during the GMAB Eligibility Period, less

•	the sum total of each partial withdrawal reduction for any partial withdrawals

Any premium payments made after the GMAB Eligibility Period will not increase the Guaranteed Accumulation Amount.

If the GMAB Option is in effect and there is no Accumulated Value under the Contract, other than as a result of withdrawals taken under the Contract or the application of the entire Accumulated Value to an annuity settlement option, the Contract will remain inforce through the GMAB Maturity Date at which time we will credit any applicable Guaranteed Accumulation Value. The RS Rider will terminate at that time.

For more information on the operation of the GMAB Option, please refer to the examples in Appendix A.

Asset Allocation Model Portfolio.  If you elect the RS Rider, you will be limited to allocating your premium payments and Accumulated Value in accordance with the Growth Model Portfolio that seeks to provide growth while avoiding excessive risk. If you are seeking a more or less aggressive growth strategy or a strategy that emphasizes current income, the Subaccount allocations of the Growth Model Portfolio required for participation in the RS Rider are probably not appropriate for you. A more detailed description of the Growth Model Portfolio is available in a separate brochure that describes the Asset Allocation Program. (See “DESCRIPTION OF ANNUITY CONTRACT— Asset Allocation Program.”) Your registered representative can provide you with the brochure for the Asset Allocation Program.

We will automatically rebalance your Accumulated Value annually to restore your allocations to the target allocations recommended in the Growth Model Portfolio. If you instruct us to allocate premium payments or Accumulated Value, or to take partial withdrawals in a manner that is not consistent with the Growth Model Portfolio (a “Prohibited Allocation Instruction”), we will terminate the RS Rider. A Prohibited Allocation Instruction includes:

(1)	allocating a premium payment or Accumulated Value outside the target allocations of the Growth Model Portfolio; (2) transferring Accumulated Value outside the target allocations of the Growth Model Portfolio; and (3) terminating the rebalancing of your Accumulated Value.

The target allocations of the Growth Model Portfolio may vary from time to time in response to market conditions and changes in the Investment Options underlying the Subaccounts in the Growth Model Portfolio. If changes are made to the Growth Model Portfolio, then the Company will notify Owners who have elected the RS Rider of the changes to occur in the Growth Model Portfolio. Owners who do wish to revise their investment allocations based on the changes to the Growth Model Portfolio do not need to take any action. Owners who do not wish to change their then-current investment allocations must provide the Company with Written Notice of their intention within 30 days of receipt of notice from the Company of changes to be made to the Growth Model Portfolio. If you do not affirmatively opt-out of the changes to the Growth Model Portfolio, then your investment allocations will be revised in accordance with the changes in the Growth Model Portfolio. If you opt-out of the changes to be made to the Growth Model Portfolio, the RS Rider will terminate.

We do not guarantee Accumulated Value or the performance of any Investment Option or the Growth Model Portfolio.

Partial Withdrawal Reduction.  A partial withdrawal reduction represents a reduction in either the Income Base for the GMIB Option or the Guaranteed Accumulation Amount for the GMAB Option that is in proportion to the reduction in Accumulated Value resulting from the partial withdrawal (even if the partial withdrawal is a required minimum distribution under a Qualified Contract.). For each partial withdrawal you make, we will calculate the partial withdrawal reduction using the following formula: “A” multiplied by “B” divided by “C” where:

•	“A” is the Income Base immediately prior to the withdrawal if the GMIB Option is in effect or the Guaranteed Accumulation Amount if the GMAB Option is in effect,

•	“B” is the amount of the partial withdrawal, and

•	“C” is the Accumulated Value immediately prior to the partial withdrawal.

Note: No surrender charges will apply in the calculation of the partial withdrawal reduction.

Partial Annuitization.  You may choose to elect a partial annuitization under the Contract at any time that the GMIB Option is in effect. If the Income Base is less than the Accumulated Value at the time of partial annuitization, we will treat the amount being annuitized as a partial withdrawal and a partial withdrawal reduction will be applied against the Income Base. The partial withdrawal reduction will equal the Income Base multiplied by the proportion of your Accumulated Value applied under the annuity payment option, and the Accumulated Value will be decreased by the same proportion. If the Income Base is greater than the Accumulated Value at the time of partial annuitization, we will reduce the Income Base by the amount annuitized.

Partial annuitizations will be treated and taxed as withdrawals. If partial annuitizations begin before the Owner reaches age 59½, then such payments may be subject to a 10% tax penalty. (See “FEDERAL TAX MATTERS—Partial Annuitizations” and “FEDERAL TAX MATTERS—Penalty Tax on Certain Withdrawals.”)

Termination of the RS Rider.  All rights and benefits under the RS Rider will terminate when any of the following events occur: (1) the Contract is surrendered; (2) if after the GMAB Maturity Date the Income Base equals zero; (3) the Owner or Joint Owner (or, if the Owner is a non-natural person, the Annuitant) dies, unless the Beneficiary is the spouse of the Owner (or the Joint Owner) and elects to continue the Contract; (4) the entire Accumulated Value is applied to an annuity payment option; and (5) the Contract otherwise terminates.

Spousal Continuation.  If the Owner or Joint Owner dies and the spouse of the deceased Owner or the deceased Joint Owner elects to continue the Contract, and the RS Rider is in force, the same terms and conditions of the RS Rider will apply to the new Owner that applied to the deceased Owner or Joint Owner. The GMAB Maturity Date will also remain the same.

Death Benefit Before Annuitization

Death of Owner.  If an Owner dies prior to the Annuitization Date, any surviving joint Owner becomes the sole Owner. If there is no surviving joint Owner, the contingent Owner, if any, becomes the new Owner. If there is no surviving joint or contingent Owner, the Owner’s estate becomes the new Owner. If the deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern.

The surviving Owners or new Owners are afforded the following options:

1.	If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner, he or she may continue the Contract as the new Owner and all applicable surrender charges will be waived.

2.	If the sole surviving Owner or the sole new Owner is the spouse of the deceased Owner and elects payment of the death benefit or the surviving Owner or the new Owner is not the spouse of the deceased Owner, he or she must either:

—	elect to receive the Cash Surrender Value in a single sum within 5 years of the deceased Owner’s death, or

—

elect to receive the Cash Surrender Value paid out under an annuity settlement option, with payments beginning within one year after the date of the deceased Owner’s death and with payments being made over the lifetime of the surviving Owner, or over a period that does not exceed the life expectancy of the surviving Owner.

Under either of these options, surviving Owners or new Owners may exercise all ownership rights and privileges from the date of the deceased Owner’s death until the date that the Cash Surrender Value is paid.

In the case of a non-natural Owner of the Contract, the death of the Annuitant shall be treated as the death of the Owner.

Other rules may apply to a Qualified Contract.

Death of an Annuitant.  If the Annuitant dies before the Annuitization Date, we will pay the death benefit under the Contract to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate.

We will determine the death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges); or

•	the Accumulated Value.

If the Beneficiary is the deceased Annuitant’s surviving spouse, the Beneficiary may continue the Contract as the new Owner and Annuitant and all applicable surrender charges will be waived. If the Beneficiary elects payment of the death benefit:

(a)	he or she may elect to receive the payment of the death benefit proceeds in a single sum within 5 years of the deceased Annuitant’s death, or

(b)	he or she may elect to receive the death benefit proceeds under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Annuitant’s death and with payments being made over the lifetime of the Beneficiary, or over a period that does not exceed the life expectancy of the Beneficiary.

If the Beneficiary is not the spouse of the deceased Annuitant, the Beneficiary must receive payment under either (a) or (b) above. We do not pay a death benefit if the Annuitant dies after the Annuitization Date.

If any Owner is not an individual, the death of an Annuitant shall be treated as the death of an Owner.

Guaranteed Minimum Death Benefit Endorsement.  The Guaranteed Minimum Death Benefit Endorsement enhances the death benefit under your Contract by guaranteeing that the death benefit payable will not be less than the highest Accumulated Value under the Contract as determined at certain specified times. We will determine the guaranteed minimum death benefit as of the date we receive Due Proof of Death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Contract. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Contract Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We calculate the PEDB amount: (1) on each Contract Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) as of the date we receive Due Proof of Death of the Annuitant. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reduction; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Contract Anniversary until the Contract Anniversary immediately prior to the Annuitant’s 86th birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a)	is the death benefit immediately prior to withdrawal;

(b)	is the amount of the partial withdrawal (including applicable surrender charges); and

(c)	is the Accumulated Value immediately prior to withdrawal.

The Guaranteed Minimum Death Benefit Endorsement may not be available in all states. (A registered representative can provide information on the availability of this endorsement.) If you elect this endorsement, we will deduct 0.20% of your Contract’s Accumulated Value on each Contract Anniversary (see “CHARGES AND DEDUCTIONS—Guaranteed Minimum Death Benefit Endorsement”). This charge is guaranteed not to exceed 0.20% of the Accumulated Value.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Contract or the Guaranteed Minimum Death Benefit Endorsement, if elected. (This rider is not available under Qualified Contracts and may not be available in all states for Non-Qualified Contracts. A registered representative can provide information on the availability of this rider.) If you elect this rider, we will deduct 0.20% of your Contract’s Accumulated Value on each Contract Anniversary (see “CHARGES AND DEDUCTIONS—Incremental Death Benefit Rider”). (This charge is guaranteed not to exceed 0.30% of Accumulated Value.)

The Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a) is the Accumulated Value; and

(b) is the sum of all premium payments less the sum of all partial withdrawals.

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Contract.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2009	$100,000	$100,000	$0	$100,000	$0
5/1/2029	$100,000	$450,000	$350,000	$450,000	$50,000

If we receive Due Proof of Death on May 1, 2029, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Contract ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Death Benefit On or After Annuitization

If an Owner dies on or after the Annuitization Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the payee receiving annuity payments becomes the new Owner and retains the rights provided to Owners during the annuity period, including the right to name successor payees if the deceased Owner had not previously done so. On or after the Annuitization Date, if any Owner dies before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as under the method of distribution being used as of the date of death.

Proceeds at Annuitization

You select the date your Contract is annuitized (the Annuitization Date). There is no minimum age required for the Annuitant to establish an Annuitization Date. However, for Non-Qualified Contracts, the Annuitization Date may be no later than the Annuitant’s age 70 or 10 years after the Contract Date. For Qualified Contracts, the Annuitization Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

At annuitization, we will apply the proceeds attributable to the Declared Interest Option under a life income fixed annuity settlement option with ten years guaranteed and the proceeds attributable to the Subaccounts under a life income variable annuity with payments guaranteed for ten years, unless you choose to have the proceeds paid under another option or in a lump sum. (See “SETTLEMENT OPTIONS.”) If a settlement option is elected, we will apply the Accumulated Value less any applicable surrender charge. If a lump sum payment is chosen, we will pay the Cash Surrender Value at annuitization.

You may change the Annuitization Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at our Variable Product Service Center at least 30 days before the Annuitization Date; and

•	the Annuitization Date requested must be a date that is at least 30 days after receipt of the Written Notice.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a written request at our Variable Product Service Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the annualized rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator.

Modification

You may modify your Contract only if one of our officers agrees in writing to such modification.

Upon notification to you, we may modify your Contract if:

•	necessary to make your Contract or the Account comply with any law or regulation issued by a governmental agency to which the Company is subject;

•	necessary to assure continued qualification of your Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Contract in the event of most such modifications.

Reports to Owners

We will mail to you, at least annually, a report containing the Accumulated Value of your Contract (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Company in writing at our Variable Product Service Center if you have any questions regarding your Contract.

Change of Address

We confirm all Owner change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Contract Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of this Investment Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Company’s General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Company’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Company’s general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined in the sole discretion of the Company. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate. We may vary the interest rate we credit on the amount of your Declared Interest Option accumulated value.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Contract is the rate in effect on your most recent Contract Anniversary. This rate will remain unchanged until your next Contract Anniversary (i.e., for your entire Contract Year). During each Contract Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Contract Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may transfer amounts from the Declared Interest Option to any or all of the Subaccounts no more than four times in a Contract Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

Payment Deferral

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Contract during the first seven Contract Years.

Contract Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	7%
2	7
3	7
4	6
5	5
6	4
7	2
8 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Company; conversely, if the amount of such charges proves more than enough, the Company will retain the excess. In no event will the total surrender charges assessed under a Contract exceed 9% of the total premiums paid under that Contract.

If the Contract is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Cash Surrender Value. For a partial withdrawal, the surrender charge may, at the election of the Owner, be deducted from the Accumulated Value remaining after the amount requested is withdrawn. Amounts deducted to pay the surrender charge on partial withdrawals are not subject to the surrender charge.

Amounts Not Subject to Surrender Charge.  In each Contract Year after the first Contract Year, you may withdraw a maximum of 10% of the Accumulated Value as of the most recent Contract Anniversary without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value through a single or multiple withdrawal(s) in a Contract Year. For purposes of determining the amount available during a Contract Year, we calculate the percentage of the Accumulated Value each withdrawal represents on the date the request is processed. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Contract Year.

Surrender Charge at Annuitization.  We may assess a surrender charge against your Accumulated Value on the Annuitization Date. We do not apply a surrender charge if you elect to receive fixed annuity settlement options 1, 3 or 5, or a variable annuity settlement option. If you elect fixed annuity payments under settlement options 2 or 4, we add the fixed number of years for which payments will be made under the settlement option to the number of Contract Years since the

Contract Date to determine the Contract Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge.  You may make a partial withdrawal from or surrender this Contract without incurring a surrender charge after the Contract Date if the Annuitant has been confined in an extended care facility for at least 30 consecutive days (as defined in your Contract). We must receive Written Notice, prior to the Annuitization Date, at our Variable Product Service Center in order to activate this waiver.

Annual Administrative Charge

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45.) We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Contract. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge with an initial premium payment of $50,000 or greater on the Contract Date. We also currently waive this charge if the Accumulated Value is $50,000 or greater on each subsequent Contract Anniversary.

We may terminate this waiver at any time.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Contract Year, but may assess a charge of $10 for the thirteenth and each subsequent transfer in a Contract Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee. (This charge is guaranteed not to exceed $25 per transfer.)

Retirement Security Rider

We currently apply a charge for the Retirement Security Rider at an annual rate of 0.50% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.75% of Accumulated Value.) We deduct this charge from each Subaccount based on each Investment Option’s proportional amount of Accumulated Value.

Guaranteed Minimum Death Benefit Endorsement

We currently apply a charge for the Guaranteed Minimum Death Benefit Endorsement at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.20% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option’s proportional amount of Accumulated Value.

Incremental Death Benefit Rider

We currently apply a charge for the Incremental Death Benefit Rider at an annual rate of 0.20% of Accumulated Value. We deduct the charge on each Contract Anniversary. (This charge is guaranteed not to exceed 0.30% of Accumulated Value.) We deduct this charge from each Subaccount and/or the Declared Interest Option based on each Investment Option’s proportional amount of Accumulated Value.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.20% (daily rate of 0.0032682%) (approximately 0.81% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Company for assuming mortality and expense risks. (This charge is guaranteed not to exceed 1.40% annually.)

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Owner/Annuitant dies prior to the Annuitization Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Illustrative Report Fee

Upon your request, we will provide you with a set of illustrations of Contract values free of charge. We reserve the right to assess a fee of $25 for each set of personalized illustrations you request. However, we do not currently assess such a charge.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Premium Taxes

Currently, we do not charge for premium taxes levied by various states and other governmental entities on annuity contracts issued by insurance companies. These taxes range up to 3.5% and are subject to change. We reserve the right, however, to deduct such taxes from Accumulated Value.

Other Taxes

Currently, we do not charge for any federal, state or local taxes incurred by the Company which may be attributable to the Account or the Contracts. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Contract ends on the date you select to annuitize your Contract (see “DESCRIPTION OF ANNUITY CONTRACT—Proceeds at Annuitization”). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. Should you not elect a settlement option on the Annuitization Date, proceeds attributable to the Declared Interest Option will be paid as a life income fixed annuity with payments guaranteed for ten years and proceeds attributable to the Subaccounts will be paid as a life income variable annuity with payments guaranteed for ten years. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Cash Surrender Value if you are surrendering your Contract; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in the Contract has been fully received, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Annuitization Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Contract must be surrendered for a lump sum payment to be made, or for a settlement option agreement to be issued for the settlement option. The settlement option agreement will show the rights and benefits of the payee(s) under the settlement option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts and/or fixed interest option to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date, or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1 and 4 may not satisfy the minimum required distribution rules for Qualified Contracts. Please consult a tax advisor.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Interest Payment Option.  The proceeds are left with the Company to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Fixed Time Payment Option.  The proceeds are paid in equal monthly installments for any period selected, up to 30 years.

Option 3—Lifetime Payment Option.  The proceeds are paid in equal monthly installments during the payee’s lifetime. The three variations are:

(a)	Straight Life. No specific number of payments is guaranteed. Payments stop when the payee dies.

(b)	Life Income with Refund. Payments stop when they cumulatively equal the amount applied or when the payee dies, whichever is later.

(c)	Life Income with Period Certain. Payments stop at the end of the selected guaranteed period (10, 15 or 20 years) or when the payee dies, whichever is later.

Option 4—Fixed Amount Payment Option.  The proceeds are paid in equal monthly installments for a specific amount and will continue until all the proceeds plus interest are exhausted.

Option 5—Joint Lifetime Payment Option.  The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for their lifetime.

Fixed Settlement Options 1, 2 and 4 may not always satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor.

Variable Settlement Options:

Option A—Payment of Life Income.  The proceeds are paid in varying amounts during the payee’s lifetime with the guarantee that payments will be made for a specified number of years.

Option B—Payment of Joint and Survivor Life Income.  The proceeds are paid in varying installments while one or both payees live.

Alternate Settlement Options:

The Company may make available alternative settlement options.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time prior to the Annuitization Date. Upon an Annuitant’s death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of Written Notice at our Variable Product Service Center.

We reserve the right to:

•	refuse the election of a settlement option if total proceeds are less than $5,000,

•	refuse to make payments of less than $100 each, or

•	make payments at less frequent intervals if payments would otherwise be less than $100 each.

We have provided a brief description of the available settlement options above. The term “effective date” means the date as of which the proceeds are applied to a settlement option. The term “payee” means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. The dollar amount of each payment does not change. We calculate the amount of each fixed annuity payment based on:

•	the form and duration of the settlement option chosen,

•	the payee’s age and sex,

•	the amount of proceeds applied to purchase the fixed annuity payments, and

•	the applicable annuity purchase rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate.

Under Option 1, proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in equal periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the annuity purchase rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the annuity purchase rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the dollar amount of proceeds being applied to a settlement option,

•	the settlement option selected,

•	the age and sex of the Annuitant, and

•	the assumed interest rate used in the variable settlement option tables (4% per year).

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the annuity purchase rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Settlement Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x)	is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period; PLUS or MINUS

4.	any amount charged against or credited to the Subaccount for taxes, or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount:

(y)	is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

Variable Settlement Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted on the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Settlement Options—Surrenders.  Upon Written Notice, a payee may make a full surrender of the payments remaining in the guarantee period of a variable settlement option and receive the surrender value. We allow full surrenders from variable settlement options only during the period in which we guarantee variable annuity payments for a specified number of years. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining payments in the guarantee period of a variable settlement option.

The commuted value is the present value of the remaining stream of payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. If we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day.

We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX B for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment.

The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one-, five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Contract charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Contract at the end of each period indicated, but excluding any deductions for premium taxes).

In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Company may disclose cumulative total return for Contracts funded by Subaccounts.

Each Investment Option’s yield, and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Variable Annuity Research Data Service (“VARDS”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice

Introduction

This discussion is based on the Company’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Contract may be purchased on a non-qualified basis (“Non-Qualified Contract”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Contract”). A Qualified Contract is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Contract or annuity payments, and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, the tax and employment status of the individual concerned, and the Company’s tax status. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Contract with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Contract in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Contracts are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Contract

The Company believes that the Contract will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Contract, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. Nonetheless, the Company believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Owner Control.  In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contract, we believe that the Owner of a Contract should not be treated as the owner of the assets of the Account. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity Contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

•

if any Owner dies on or after the Annuitization Date but before the interest in the Contract has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and

•	if any Owner dies prior to the Annuitization Date, the interest in the Contract will be distributed within five years after the date of the Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Owner’s death. An Owner’s designated Beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse as the new Owner.

Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

Taxation of Annuities

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Company believes that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Owner.  A non-natural Owner of an annuity contract generally must include any excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Contracts will generally be treated as held by a natural person if:

•	the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Contract is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Contract is issued in connection with certain Qualified Plans;

•	the Contract is purchased by an employer upon the termination of certain Qualified Plans;

•	the Contract is used in connection with a structured settlement agreement; or

•

the Contract is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Owner that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Contract which was not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the investment in the Contract can be zero. Special tax rules may be available for certain distributions from Qualified Contracts, and special rules apply to distributions from Roth IRAs.

Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Contract (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the contract at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the investment in the Contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another and the contract received is treated as a new contract for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of the death of an Owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or

•	if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Partial Annuitizations.  Partial annuitizations will be treated and taxed as withdrawals. Accordingly, the favorable tax treatment which excludes a portion of the payment from income taxation will not be available. In addition, if partial annuitization begins before the Owner reaches age 59½, such payments may be subject to a 10% tax penalty. Consult a tax adviser before electing a partial annuitization.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity contract that is purchased with a single premium when the Annuitization Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a contract issued before that date.

Other tax penalties may apply to certain distributions under a Qualified Contract. Contract Owners should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. You should consult your tax adviser prior to selecting any optional benefit under the Contract.

Transfers, Assignments or Exchanges of a Contract

Certain tax consequences may result upon:

—	a transfer of ownership of a Contract,

—	the designation of an Annuitant, payee or other Beneficiary who is not also the owner,

—	the selection of certain Retirement Dates, or

—	the exchange of a Contract.

An Owner contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Contract are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Owner’s tax status. The Owner generally can elect not to have withholding apply.

Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For purposes of mandatory withholding, an “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply to non-taxable distributions or if the Owner chooses a “direct rollover” from the plan to a tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or governmental section 457 plan that agrees to separately account for rollover contributions.

Multiple Contracts

All non-qualified deferred annuity contracts entered into after October 21, 1988 that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

Taxation of Qualified Contracts

The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

—	contributions in excess of specified limits;

—	distributions prior to age 59 1/2 (subject to certain exceptions);

—	distributions that do not conform to specified commencement and minimum distribution rules; and

—	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but the Company shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1/2 . For Roth IRAs under Section 408A, distributions are not required during the Owner’s lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

If you are attempting to satisfy required minimum distribution rules through partial withdrawals before the annuity date, the value of any optional rider, such as the RS Rider, may need to be included in calculating the amount required to be distributed. If you are over age 60 at the time you purchase the Contract, required minimum distribution rule may reduce or eliminate the benefit otherwise provided by the RS Rider. Consult a tax adviser before purchasing the RS Rider in connection with a Qualified Contract.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Contract. The Company will amend the Contract as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Code.

Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Owner’s gross income for the year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of eligible employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

•	attainment of age 59 1/2,

•	severance from employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship. A distribution of elective contributions made to a tax-sheltered annuity on account of hardship may be subject to penalties. For Contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s Section 403(b) plan.

Death Benefits.  The Guaranteed Minimum Death Benefit Endorsement or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Restrictions under Qualified Contracts.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Possible Charge for the Company’s Taxes

The Company currently makes no charge to the Subaccounts for any Federal, state or local taxes that the Company incurs which may be attributable to such Subaccounts or the Contracts. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Company determines to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of a Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. You should consult your tax adviser for further information.

Generation-skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchases by Residents of Puerto Rico.  The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rican branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with our affiliate, COUNTRY Capital Management Company (“COUNTRY Capital”) for the distribution and sale of the Contracts. COUNTRY Capital may sell the Contracts through registered representatives, or through other broker-dealers (“selling firms”) that have entered into selling agreements with COUNTRY Capital.

COUNTRY Capital receives a 0.20% fee from the Summit Pinnacle Series: Russell 2000 Small Cap Index, S&P MidCap 400 Index and EAFE International Portfolios; and a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Contract assets allocated to the Investment Option: EquiTrust Variable Insurance Series Fund Portfolios; Fidelity Variable Insurance Products Funds; Franklin Templeton Variable Insurance Trust Funds; and JPMorgan Series Trust II Small Cap Equity Fund. 12b-1 class shares of these Investment Options have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares. COUNTRY Capital may pay part or all of such compensation to selling firms.

We pay commissions to COUNTRY Capital for the sale of the Contracts by its registered representatives as well as by selling firms. The maximum commissions payable for Contract sales by COUNTRY Capital will be 4% of premiums paid under a Contract in the first Contract Year and 3% of renewal premiums in each Contract Year after the first Contract Year. We also pay a trail commission of 0.20% of the Accumulated Value of the Contract at the end of each Contract Year.

COUNTRY Capital passes through commissions it receives to its registered representatives and to selling firms except in the infrequent event of a Contract unassigned to a registered representative, and does not retain any override as distributor for the Contracts. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is given an allowance by the Company for the following sales expenses: supervisor and registered representative compensation, representative training allowance, advertising expenses and all other expenses of distributing the Contracts.

Because registered representatives of COUNTRY Capital are also insurance agents of the Company, they and their managers may be eligible for various cash benefits such as bonuses, insurance benefits, and non-cash compensation items that the Company offers. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Contracts may help COUNTRY Capital’s sales representatives and/or their managers qualify for such benefits. COUNTRY Capital’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, which may include payments made for the recruitment and training of personnel, and similar services.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account. See “DISTRIBUTION OF THE CONTRACTS” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Contracts.

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. Currently, there are no class action lawsuits naming the Company as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of COUNTRY Capital to perform its contract with the Account or the ability of the Company to meet its obligations under the Contract.

VOTING RIGHTS

To the extent required by law, the Company will vote Fund shares held in the Account at regular and special shareholder meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount. The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund.

The Company will vote Fund shares attributable to Contracts as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Contracts) in proportion to the voting instructions received with respect to all Contracts participating in each

Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of contract owners determining the outcome of a vote.

FINANCIAL STATEMENTS

The Variable Account’s audited statements of assets and liabilities as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, as well as the related report of Ernst & Young LLP, an independent registered public accounting firm, are contained in the Statement of Additional Information.

The statutory-basis financial statements of COUNTRY Investors Life Assurance Company as of December 31, 2007 and 2006 and for the years then ended have been audited by Ernst & Young LLP. These financial statements, along with the related independent registered public accounting firm report, are contained in the Statement of Additional Information.

The Company’s financial statements should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

DEFINITIONS

Account: COUNTRY Investors Variable Annuity Account.

Accumulated Value: The total amount invested under the Contract, which is the sum of the values of the Contract in each Subaccount of the Account plus the value of the Contract in the Declared Interest Option.

Annuitant: The person whose life determines the annuity benefits payable under the Contract and whose death determines the death benefit.

Annuitization Date: The date when the Company applies the Accumulated Value under a settlement option, if the Annuitant is still living.

Beneficiary: The person to whom the Company pays the proceeds on the death of the Owner or Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Cash Surrender Value: The Accumulated Value less any applicable surrender charge.

The Code: The Internal Revenue Code of 1986, as amended.

The Company (“we”, “us” or “our”): COUNTRY Investors Life Assurance Company.

Contract: The individual flexible premium deferred variable annuity contract we offer and describe in this Prospectus, which term includes the basic contract described in this Prospectus, the contract application, any supplemental applications and any endorsements or additional benefit riders or agreements.

Contract Anniversary: The same date in each Contract Year as the Contract Date.

Contract Date: The date on which the Company receives a properly completed application at our Variable Product Service Center. It is the date set forth on the data page of the Contract which the Company uses to determine Contract Years and Contract Anniversaries.

Contract Year: A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Declared Interest Option: A fixed interest option under the Contract funded by the Company’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Company verifying proof of death. This documentation may include the following:

(a)	a certified copy of the death certificate;

(b)	a certified copy of a court decree reciting a finding of death;

(c)	the Beneficiary’s statement of election;

(d)	a copy of the Beneficiary’s Form W-9; or

(e)	any other proof satisfactory to the Company.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Company other than those allocated to the Account or any other separate account of the Company.

Investment Option: A Fund, or a separate investment portfolio of a Fund in which a Subaccount invests.

Non-Qualified Contract: A Contract that is not a Qualified Contract.

Owner (“you” or “your”): The person who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

Qualified Contract: A Contract the Company issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

SEC: The U.S. Securities and Exchange Commission.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each valuation period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Variable Product Service Center: The Company’s administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or PO Box 9239, Des Moines, Iowa 50306.

Written Notice: A written request or notice signed by the Owner on a form satisfactory to the Company which we receive at our Variable Product Service Center.

Investment Company Act of 1940, File Number 811-21330

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Company at the address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

APPENDIX A

Retirement Security Rider Examples

Examples for Guaranteed Minimum Income Benefit (“GMIB”) Option

The following examples demonstrate, on a purely hypothetical basis, the operation of the GMIB Option.

Example 1:  Setting of Initial Values

The values shown are based on the following assumptions:

Owner age at issue = 60

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Fixed Annuity Settlement Option 3 (Lifetime Payment Option) chosen

Contract Year (beginning of year)	Premium Payment	Withdrawal	Accumulated Value	Income Base	Monthly Income Benefit
1	$100,000	$0	$100,000	$100,000	$0

On the Contract Date, the Income Base is equal to the initial premium payment.

Example 2:  Decline in Accumulated Value

The values shown are based on the following assumptions:

Owner age at issue = 60

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Fixed Annuity Settlement Option 3 (Lifetime Payment Option) chosen

Each Contract Year, Accumulated Value is increased by 3.5%, except Contract Year 8 where Accumulated Value is decreased by 30%.

Contract Year (end of year)	Age	Premium Payment	Withdrawal	Accumulated Value	Income Base	Monthly Income Benefit Based on Accumulated Value	Monthly Income Benefit Based on Income Base
1	61	$100,000	$0	$103,500	$103,000	$0	$0
2	62			$107,123	$106,090	$0	$0
3	63			$110,872	$109,273	$0	$0
4	64			$114,752	$112,551	$0	$0
5	65			$118,769	$115,927	$0	$0
6	66			$122,926	$119,405	$0	$0
7	67			$127,228	$122,987	$0	$0
8	68			$89,060	$126,677	$0	$0
9	69			$92,177	$130,477	$0	$0
10	70			$95,403	$134,392	$636	$896

•	On the Contract Date, the Income Base is equal to the initial premium payment.

•	Each Contract Year, the Income Base is increased by 3%.

•

At the end of the tenth Contract Year, the GMIB Option can be exercised and minimum fixed monthly payments may begin. In the Monthly Income Benefit column we show that $896 is the monthly payment that would be received assuming a male age 70 applied the Income Base of $134,392 to a lifetime option with fixed payments.

Example 3:  Impact of a Partial Withdrawal

The values shown are based on the following assumptions:

Owner age at issue = 60

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

Fixed Annuity Settlement Option 3 (Lifetime Payment Option) chosen

Each Contract Year, Accumulated Value is increased by 3.5%, except Contract Year 8 where Accumulated Value is decreased by 30%.

Contract Year (end of year)	Age	Premium Payment	Withdrawal	Accumulated Value	Income Base	Monthly Income Benefit Based on Accumulated Value	Monthly Income Benefit Based on Income Base
1	61	$100,000	$0	$103,500	$103,000	$0	$0
2	62		$0	$107,123	$106,090	$0	$0
3	63		$0	$110,872	$109,273	$0	$0
4	64		$0	$114,752	$112,551	$0	$0
5	65		$10,000	$108,769	$106,167	$0	$0
6	66		$0	$112,576	$109,352	$0	$0
7	67		$0	$116,516	$112,632	$0	$0
8	68		$0	$81,561	$116,011	$0	$0
9	69		$0	$84,416	$119,491	$0	$0
10	70		$0	$87,370	$123,076	$583	$821

•	On the Contract Date, the Income Base is equal to the initial premium payment.

•	Each Contract Year, the Income Base is increased by 3%.

•

A partial withdrawal of $10,000 is taken in the fifth Contract Year. The Income Base is reduced in direct proportion to the reduction in Accumulated Value for the partial withdrawal. To determine the amount by which the Income Base is reduced, we multiply the Income Base prior to the withdrawal by a percentage amount equal to the amount of the partial withdrawal divided by the Accumulated Value prior to the withdrawal (“partial withdrawal percentage”). The Income Base prior to the partial withdrawal is $115,927 (Income Base in Contract Year four ($112,551) multiplied by 1.03 (representing an assumed annual increase in the Income Base of 3%)). The partial withdrawal percentage equals 8.42% (the amount of the partial withdrawal ($10,000) divided by the Accumulated Value prior to the partial withdrawal ($118,769)). The partial withdrawal reduces the Income Base by $9,760 (partial withdrawal percentage (8.42%) multiplied by $115,927). The Income Base following the partial withdrawal is $106,167 (Income Base prior to the partial withdrawal ($115,927) minus the partial withdrawal reduction ($9,760)).

•	The Accumulated Value is reduced by the amount of the partial withdrawal.

•

At the end of the tenth Contract Year, the GMIB Option can be exercised and minimum fixed monthly payments may begin. The Monthly Income Benefit of $821 is the monthly payment that would be received by applying the Income Base of $123,076 to a lifetime settlement option with fixed payments for a male age 70.

Examples for Guaranteed Minimum Accumulation Benefit (“GMAB”) Option

The following examples demonstrate, on a purely hypothetical basis, the operation of the GMAB Option.

Example 1:  Setting of Initial Values

The values shown are based on the following assumptions:

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Contract Year (beginning of year)	Premium Payment	Withdrawal	Accumulated Value	Guaranteed Accumulation Amount
1	$100,000	$0	$100,000	$100,000

On the Contract Date, the Guaranteed Accumulation Amount is equal to the initial premium payment. The Guaranteed Accumulation Amount will be increased by any additional premium payments received in the first 120 days beginning on the Contract Date.

Example 2:  Decline in Accumulated Value

The values shown are based on the following assumptions:

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

No withdrawals are taken

Each Contract Year, Accumulated Value is increased by 3.5%, except Contract Year 8 where Accumulated Value is decreased by 30%.

Contract Year (end of year)	Premium Payment	Withdrawal	Accumulated Value	Guaranteed Accumulation Amount	Guaranteed Accumulation Payment
1	$100,000	$0	$103,500	$100,000	$0
2			$107,123	$100,000	$0
3			$110,872	$100,000	$0
4			$114,752	$100,000	$0
5			$118,769	$100,000	$0
6			$122,926	$100,000	$0
7			$127,228	$100,000	$0
8			$89,060	$100,000	$0
9			$92,177	$100,000	$0
10			$95,403	$100,000	$4,597

•	On the Contract Date, the Guaranteed Accumulation Amount is equal to the initial premium payment of $100,000.

•

At the end of the tenth Contract Year, the Accumulated Value is less than the Guaranteed Accumulation Amount. The Accumulated Value is increased by $4,597, the amount of the Guaranteed Accumulation Payment.

Example 3:  Impact of a Partial Withdrawal

The values shown are based on the following assumptions:

Annuitant = Same as Owner

Initial premium payment = $100,000

No additional premium payments are made

Each Contract Year, Accumulated Value is increased by 3.5%.

Contract Year (end of year)	Premium Payment	Withdrawal	Accumulated Value	Guaranteed Accumulation Amount	Guaranteed Accumulation Payment
1	$100,000	$0	$103,500	$100,000	$0
2		$0	$107,123	$100,000	$0
3		$0	$110,872	$100,000	$0
4		$0	$114,752	$100,000	$0
5		$10,000	$108,769	$91,580	$0
6		$0	$112,576	$91,580	$0
7		$0	$116,516	$91,580	$0
8		$0	$120,594	$91,580	$0
9		$0	$124,815	$91,580	$0
10		$0	$129,183	$91,580	$0

•	On the Contract Date, the Guaranteed Accumulation Amount is equal to the initial premium payment of $100,000.

•	A partial withdrawal of $10,000 is taken in year five.

•

As a result of the partial withdrawal, the Guaranteed Accumulation Amount is reduced in direct proportion to the reduction in Accumulated Value for the partial withdrawal. To determine the amount by which the Guaranteed Accumulation Amount is reduced, we multiply the Guaranteed Accumulation Amount prior to the withdrawal by a percentage amount equal to the amount of the partial withdrawal divided by the Accumulated Value prior to the withdrawal (“partial withdrawal percentage”). The Guaranteed Accumulation Amount prior to the partial withdrawal is $100,000. The partial withdrawal percentage equals 8.42% (the amount of the partial withdrawal ($10,000) divided by the Accumulated Value prior to the partial withdrawal ($118,769)). The partial withdrawal reduces the Guaranteed Accumulation Amount by $8,420 (partial withdrawal percentage (8.42%) multiplied by $100,000). The Guaranteed Accumulation Amount following the partial withdrawal is $91,580 (Guaranteed Accumulation Amount prior to the partial withdrawal ($100,000) minus the partial withdrawal reduction ($8,420)).

•

At the end of the tenth Contract Year, the Accumulated Value is greater than the Guaranteed Accumulation Amount. There is no Guaranteed Accumulation Payment and the Accumulated Value remains unchanged.

APPENDIX B

Calculating Variable Annuity Payments

The following charts have been prepared to show how investment performance could affect variable annuity payments over time. Each chart illustrates the variable annuity payments under a supplemental agreement issued in consideration of proceeds from a Non-Qualified Contract. Each chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. The first chart reflects the deduction of the guaranteed maximum mortality and expense risk charge while the second chart reflects the deduction of the current mortality and expense risk charge. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental agreement issued for proceeds from a hypothetical Contract.

What the Charts Illustrate.  Each chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental agreement issued in consideration of proceeds from a hypothetical Non-Qualified Contract assuming a different hypothetical rate of return for a single Subaccount supporting the agreement. Each chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  In each chart, the variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.04%, 6.08%, 9.04%, and 12.00%. Under the first chart, net of all expenses, these constant returns are: (2.28)%, 0.76%, 3.80%, 6.76%, and 9.72%. Under the second chart, net of all expenses, these constant returns are: (2.08)%, 0.96%, 4.00%, 6.96%, and 9.92%. The first variable annuity payment for each year reflects the 4% Assumed Interest Rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.88% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 5. The first chart assumes the deduction of the guaranteed maximum mortality and expense risk charge at an annual rate of 1.40% while the second chart assumes the deduction of the current mortality and expense risk charge at an annual rate of 1.20%.

The first monthly variable annuity payments depicted in each chart are based on a hypothetical settlement option agreement and hypothetical investment results and are not projections or indications of future results. The Company does not guarantee or even suggest that any Subaccount, Contract or agreement issued by it would generate these or similar monthly payments for any period of time. Each chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual settlement option agreement issued in connection with an actual Contract will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Owner are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled “SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments.”

Assumptions on Which the Hypothetical Settlement Option Agreement and Contract are Based.  Each chart reflects a hypothetical supplemental agreement and Contract. These, in turn, are based on the following assumptions:

•	The hypothetical Contract is a Non-Qualified Contract

•	The supplemental agreement is issued in consideration of proceeds from the hypothetical Contract

•	The proceeds applied under the agreement represent the entire Net Accumulated Value of the Contract and are allocated to a single Subaccount

•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.04%, 6.08%, 9.04%, and 12.00%

•	Assumed Interest Rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•	The proceeds applied to the purchase of annuity units as of the effective date of the agreement under the annuity settlement option selected results in an initial variable annuity payment of $1,000

For a discussion of how an Owner or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “SETTLEMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determines the amount of each variable annuity payment is the Assumed Interest Rate. Under supplemental agreements available as of the date of this Prospectus, the Assumed Interest Rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the Assumed Interest Rate, and will decrease if the annualized net rate of return over the same period is less than the Assumed Interest Rate. (The Assumed Interest Rate is an important component of the net investment factor.) For a detailed discussion of the Assumed Interest Rate and net investment factor, see “SETTLEMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical supplemental agreement has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual agreement will depend upon:

•	the amount of proceeds applied

•	the annuity settlement option selected

•	the annuity purchase rates in the supplemental agreement on the effective date

•	the Assumed Interest Rate under the supplemental agreement on the effective date

•	the age of the payee

•	in most cases, the sex of the payee

For each column in each chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual settlement option agreement, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual agreement by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the agreement for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “SETTLEMENT OPTIONS.”

Initial Monthly Payments for Each Year Shown,

Assuming a Constant Rate of Return under Alternative Investment Scenarios and

Deduction of Guaranteed Maximum Mortality and Expense Risk Charge

Contract Year	0.00% Gross -2.28% Net	3.04% Gross 0.76% Net	6.08% Gross 3.80% Net	9.04% Gross 6.76% Net	12.00% Gross 9.72% Net
1	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1000.00
2	940	969	998	1,027	1,055
3	883	939	996	1,054	1,113
4	830	909	994	1,082	1,174
5	779	881	992	1,110	1,239
6	732	854	990	1,140	1,307
7	688	827	989	1,170	1,379
8	647	801	987	1,201	1,455
9	608	776	985	1,233	1,535
10	571	752	983	1,266	1,619
11	536	729	981	1,299	1,708
12	504	706	979	1,334	1,802
13	474	684	977	1,369	1,901
14	445	663	975	1,406	2,006
15	418	642	973	1,443	2,116
16	393	622	972	1,481	2,233
17	369	603	970	1,521	2,355
18	347	584	968	1,561	2,485
19	326	566	966	1,602	2,622
20	306	548	964	1,645	2,766
21	288	531	962	1,688	2,918
22	270	514	960	1,733	3,078
23	254	498	959	1,779	3,248
24	239	483	957	1,827	3,426
25	224	468	955	1,875	3,615

Initial Monthly Payments for Each Year Shown,

Assuming a Constant Rate of Return under Alternative Investment Scenarios and

Deduction of Current Mortality and Expense Risk Charge

Contract Year	0.00% Gross –2.08% Net	3.04% Gross 0.96% Net	6.08% Gross 4.00% Net	9.04% Gross 6.96% Net	12.00% Gross 9.92% Net
1	1,000	1,000	1,000	1,000	1,000
2	942	971	1,000	1,028	1,057
3	886	942	1,000	1,058	1,117
4	835	915	1,000	1,088	1,181
5	786	888	1,000	1,119	1,248
6	740	862	1,000	1,151	1,319
7	697	837	1,000	1,183	1,394
8	656	812	1,000	1,217	1,473
9	618	789	1,000	1,252	1,557
10	581	766	1,000	1,287	1,646
11	547	743	1,000	1,324	1,740
12	515	722	1,000	1,362	1,839
13	485	700	1,000	1,400	1,943
14	457	680	1,000	1,440	2,054
15	430	660	1,000	1,481	2,171
16	405	641	1,000	1,523	2,294
17	381	622	1,000	1,567	2,425
18	359	604	1,000	1,611	2,563
19	338	586	1,000	1,657	2,709
20	318	569	1,000	1,704	2,863
21	300	552	1,000	1,753	3,026
22	282	536	1,000	1,803	3,198
23	266	521	1,000	1,854	3,380
24	250	505	1,000	1,907	3,573
25	236	491	1,000	1,961	3,776

STATEMENT OF ADDITIONAL INFORMATION

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

Home Office 1711 G.E. Road, PO Box 2000 Bloomington, Illinois, 61702-2000	Variable Product Service Center PO Box 9239 Des Moines, Iowa 50306 1-888-349-4658

Country Investors Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) offered by COUNTRY Investors Life Assurance Company (the “Company”). This Statement of Additional Information is not a Prospectus and it should be read only in conjunction with the Prospectus for the Contract. The Prospectus for the Contract is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing us at our address or calling the toll-free number as shown above.

October 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

ADDITIONAL CONTRACT PROVISIONS

The Contract

The Contract includes the basic Contract, the application, any supplemental applications and any endorsements or additional benefit riders or agreements. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability

We will not contest the Contract from its Contract Date.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

Non-Participation

The Contracts are not eligible for dividends and will not participate in the Company’s divisible surplus.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Company may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account, and

•	charges and deductions imposed under the Contract attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•	the annual administrative charge, and

•	the mortality and expense risk charge.

2

For purposes of calculating current yields for a Contract, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Contract Year. Current and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) × (365/7)

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=

the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Money Market Investment Option due to the charges and deductions imposed under the Contract.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may also quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Contract for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

3

The yield is calculated according to the SEC formula set forth below:

Yield	=	2 × ((((NI – ES)/(U × UV)) + 1) [6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Contract.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten-year periods. Average annual total returns may also be disclosed for other periods of time.

Adjusted average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

For purposes of calculating average annual total return, an average annual administrative charge per dollar of Contract value is used. The calculation also assumes surrender of the Contract at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of Subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Contract.

4

The actual Subaccount total return information and the adjusted historic average total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For actual Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For adjusted historic average total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We currently apply an annual administrative charge of $30 on the Contract Date and on each Contract Anniversary prior to the Annuitization Date. (This charge is guaranteed not to exceed $45) This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all contracts in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CONTRACTS

Our affiliate COUNTRY Capital Management Company, (“COUNTRY Capital”) is responsible for distributing the Contracts pursuant to a distribution agreement with us. COUNTRY Capital located at 1705 N. Towanda Avenue, Bloomington, Illinois 61702 serves as principal underwriter for the Contracts. COUNTRY Capital, an Illinois company organized in 1981, is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. COUNTRY Capital is a member of the Securities Investor Protection Corporation.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners of the Account.

5

COUNTRY Capital may sell the Contract through its registered representatives, who must be appointed by the Company as insurance agents. COUNTRY Capital also may enter into selling agreements with other broker-dealers and compensate those broker-dealers up to the amount disclosed in the Prospectus for their services.

COUNTRY Capital passes through commissions it receives except in the infrequent event of a Contract unassigned to a registered representative and does not retain any override as distributor for the Contracts. However, under the distribution agreement with COUNTRY Capital, COUNTRY Capital is reimbursed by us for the following sales expenses: supervisor and registered representative compensation; registered representative training allowances; advertising expenses; and all other expenses of distributing the Contracts.

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts, have been passed upon by James M. Jacobs, Esquire, General Counsel and Secretary of the Company. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Company’s statutory-basis balance sheets as of December 31, 2007 and 2006 and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606 as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2007 and the related statement of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contract discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

6

FINANCIAL STATEMENTS

The Company’s financial statements included in this Statement of Additional Information should be considered only as bearing on the Company’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Account.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Participants

COUNTRY Investors Life Assurance Company

We have audited the accompanying statements of assets and liabilities of COUNTRY Investors Variable Annuity Account (the Account), comprising the Ultra, Vista, Balanced, Bond, COUNTRY Growth, Short-Term Bond, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Contrafund, Growth, Fidelity Growth & Income, Index 500, Mid-Cap, Overseas, Franklin Real Estate, Franklin Small Cap Value Securities, Franklin Small-Mid Cap Growth Securities, Franklin U.S. Government, Mutual Shares Securities, Templeton Growth Securities, Mid-Cap Value, Small Company, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the COUNTRY Investors Variable Annuity Account at December 31, 2007, and the results of their operations and changes in their net assets for the period described above in conformity with U.S. generally accepted accounting principles.

April 22, 2008

8

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	American Century Variable Portfolios, Inc.*		COUNTRY Mutual Funds Trust*		Dreyfus Variable Investment Fund*

	Ultra Subaccount	Vista Subaccount	Bond Subaccount	COUNTRY Growth Subaccount	Appreciation Subaccount	Developing Leaders Subaccount

Assets
Investments in shares of mutual funds, at market	$311,612	$240,965	$1,544,801	$1,278,218	$319,308	$426,991
Receivable from COUNTRY Investors Life Assurance Company	—	—	20,147	—	—	—
Receivable for investments sold	304	236	—	1,071	326	412

Total Assets	311,916	241,201	1,564,948	1,279,289	319,634	427,403

Liabilities
Payable to COUNTRY Investors Life Assurance Company	304	236	—	1,071	326	412
Payable for investments purchased	—	—	20,147	—	—	—

Total Liabilities	304	236	20,147	1,071	326	412

Net assets	$311,612	$240,965	$1,544,801	$1,278,218	$319,308	$426,991

Net assets
Accumulation units	$311,612	$240,965	$1,511,624	$1,266,538	$319,308	$426,991
Contracts in annuitization period	—	—	33,177	11,680	—	—

Total net assets	$311,612	$240,965	$1,544,801	$1,278,218	$319,308	$426,991

Investments in shares of mutual funds, at cost	$261,370	$167,022	$1,511,302	$1,241,431	$282,107	$515,653
Shares of mutual funds owned	25,647.05	10,952.95	153,558.79	104,089.41	7,117.87	13,203.18
Accumulation units outstanding	25,765.22	14,786.71	136,657.36	101,155.83	25,075.81	44,003.16
Accumulation unit value	$12.09	$16.30	$11.06	$12.52	$12.73	$9.70
Annuitized units outstanding	—	—	2,999.31	932.84	—	—
Annuitized unit value	$—	$—	$11.06	$12.52	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

9

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Dreyfus Variable Investment Fund*		EquiTrust Variable Insurance Series Fund*

	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount

Assets
Investments in shares of mutual funds, at market	$229,494	$1,233,961	$411,016	$1,959,150	$324,446	$342,562	$751,953
Receivable from COUNTRY Investors Life Assurance Company	—	4,211	—	14,282	—	—	4,686
Receivable for investments sold	244	—	386	—	263	108,682	—

Total Assets	229,738	1,238,172	411,402	1,973,432	324,709	451,244	756,639

Liabilities
Payable to COUNTRY Investors Life Assurance Company	244	—	386	—	263	108,682	—
Payable for investments purchased	—	4,211	—	14,282	—	—	4,686

Total Liabilities	244	4,211	386	14,282	263	108,682	4,686

Net assets	$229,494	$1,233,961	$411,016	$1,959,150	$324,446	$342,562	$751,953

Net assets
Accumulation units	$229,494	$1,233,961	$411,016	$1,959,150	$324,446	$342,562	$751,953
Contracts in annuitization period	—	—	—	—	—	—	—

Total net assets	$229,494	$1,233,961	$411,016	$1,959,150	$324,446	$342,562	$751,953

Investments in shares of mutual funds, at cost	$205,082	$1,057,064	$372,952	$1,954,646	$316,352	$342,562	$766,714
Shares of mutual funds owned	9,024.55	53,395.09	9,691.49	193,591.89	20,214.67	342,562.43	84,111.12
Accumulation units outstanding	17,190.43	64,241.37	32,431.04	174,941.91	25,839.34	31,805.92	64,523.57
Accumulation unit value	$13.35	$19.21	$12.67	$11.20	$12.56	$10.77	$11.65
Annuitized units outstanding	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

10

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Fidelity Variable Insurance Products Funds*						Franklin Templeton Variable Insurance Products Trust*

	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Assets
Investments in shares of mutual funds, at market	$3,787,187	$591,885	$297,655	$1,980,393	$1,870,378	$671,072	$733,973	$665,568
Receivable from COUNTRY Investors Life Assurance Company	12,332	—	—	8,853	3,821	4,801	4,868	6,784
Receivable for investments sold	—	470	295	—	—	—	—	—

Total Assets	3,799,519	592,355	297,950	1,989,246	1,874,199	675,873	738,841	672,352

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	470	295	—	—	—	—	—
Payable for investments purchased	12,332	—	—	8,853	3,821	4,801	4,868	6,784

Total Liabilities	12,332	470	295	8,853	3,821	4,801	4,868	6,784

Net assets	$3,787,187	$591,885	$297,655	$1,980,393	$1,870,378	$671,072	$733,973	$665,568

Net assets
Accumulation units	$3,787,187	$578,438	$297,655	$1,980,393	$1,870,378	$671,072	$733,973	$665,568
Contracts in annuitization period	—	13,447	—	—	—	—	—	—

Total net assets	$3,787,187	$591,885	$297,655	$1,980,393	$1,870,378	$671,072	$733,973	$665,568

Investments in shares of mutual funds, at cost	$4,225,232	$489,488	$259,888	$1,858,718	$1,746,169	$607,193	$900,986	$702,462
Shares of mutual funds owned	135,741.48	13,118.01	17,498.84	12,074.10	52,494.48	26,503.62	29,394.19	38,922.11
Accumulation units outstanding	228,046.10	42,757.78	21,984.84	150,842.28	106,172.76	38,571.33	56,916.84	46,143.38
Accumulation unit value	$16.61	$13.53	$13.54	$13.13	$17.62	$17.40	$12.90	$14.42
Annuitized units outstanding	—	993.96	—	—	—	—	—	—
Annuitized unit value	$—	$13.53	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

11

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc.—Pinnacle Series*

	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount

Assets
Investments in shares of mutual funds, at market	$410,777	$685,540	$193,808	$559,688	$703,113	$284,991	$681,747	$605,113
Receivable from COUNTRY Investors Life Assurance Company	—	—	—	1,345	3,562	—	4,765	—
Receivable for investments sold	414	690	193	—	—	291	—	613

Total Assets	411,191	686,230	194,001	561,033	706,675	285,282	686,512	605,726

Liabilities
Payable to COUNTRY Investors Life Assurance Company	414	690	193	—	—	291	—	613
Payable for investments purchased	—	—	—	1,345	3,562	—	4,765	—

Total Liabilities	414	690	193	1,345	3,562	291	4,765	613

Net assets	$410,777	$685,540	$193,808	$559,688	$703,113	$284,991	$681,747	$605,113

Net assets
Accumulation units	$410,777	$685,540	$193,808	$559,688	$691,417	$284,991	$674,523	$605,113
Contracts in annuitization period	—	—	—	—	11,696	—	7,224	—

Total net assets	$410,777	$685,540	$193,808	$559,688	$703,113	$284,991	$681,747	$605,113

Investments in shares of mutual funds, at cost	$391,736	$668,105	$187,602	$546,335	$681,518	$296,760	$684,013	$570,503
Shares of mutual funds owned	17,930.02	53,937.09	9,599.20	36,249.21	22,925.09	17,745.38	10,175.33	8,560.09
Accumulation units outstanding	30,102.34	61,424.41	13,508.46	38,462.19	47,369.99	21,351.35	52,620.82	43,269.01
Accumulation unit value	$13.65	$11.16	$14.35	$14.55	$14.60	$13.35	$12.82	$13.98
Annuitized units outstanding	—	—	—	—	801.33	—	563.54	—
Annuitized unit value	$—	$—	$—	$—	$14.60	$—	$12.82	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

12

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*

	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

Assets
Investments in shares of mutual funds, at market	$1,220,774	$597,196	$1,776,848	$407,465
Receivable from COUNTRY Investors Life Assurance Company	9,862	—	—	—
Receivable for investments sold	—	612	1,629	404

Total Assets	1,230,636	597,808	1,778,477	407,869

Liabilities
Payable to COUNTRY Investors Life Assurance Company	—	612	1,629	404
Payable for investments purchased	9,862	—	—	—

Total Liabilities	9,862	612	1,629	404

Net assets	$1,220,774	$597,196	$1,776,848	$407,465

Net assets
Accumulation units	$1,220,774	$597,196	$1,776,848	$407,465
Contracts in annuitization period	—	—	—	—

Total net assets	$1,220,774	$597,196	$1,776,848	$407,465

Investments in shares of mutual funds, at cost	$1,247,073	$566,015	$1,860,104	$386,638
Shares of mutual funds owned	51,531.21	27,046.92	95,018.58	23,007.60
Accumulation units outstanding	89,362.09	46,251.78	131,786.93	24,757.87
Accumulation unit value	$13.66	$12.91	$13.48	$16.46
Annuitized units outstanding	—	—	—	—
Annuitized unit value	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

13

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

Year Ended December 31, 2007, Except at Noted

	American Century Variable Portfolios, Inc.*		COUNTRY Mutual Funds Trust*				Dreyfus Variable Investment Fund*

	Ultra Subaccount	Vista Subaccount	Balanced Subaccount(1)	Bond Subaccount	COUNTRY Growth Subaccount	Short-Term Bond Subaccount(1)	Appreciation Subaccount	Developing Leaders Subaccount

Income:
Dividends	$—	$—	$2,263	$51,126	$12,239	$3,709	$3,316	$2,218
Expenses:
Mortality and expense risk	(2,997)	(2,188)	(1,421)	(14,530)	(13,834)	(1,208)	(3,166)	(4,566)

Net investment income (loss)	(2,997)	(2,188)	842	36,596	(1,595)	2,501	150	(2,348)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,703	1,417	(24,453)	(1,266)	18,211	363	6,502	540
Realized gain distributions	—	—	43,735	—	64,428	—	—	38,784

Total realized gain (loss) on investments	1,703	1,417	19,282	(1,266)	82,639	363	6,502	39,324

Change in unrealized appreciation/depreciation of investments	48,103	57,785	(12,436)	41,809	(23,827)	(319)	9,086	(91,900)

Net increase (decrease) in net assets from operations	$46,809	$57,014	$7,688	$77,139	$57,217	$2,545	$15,738	$(54,924)

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

14

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Dreyfus Variable Investment Fund*			EquiTrust Variable Insurance Series Fund*

	Disciplined Stock Subaccount(1)	Dreyfus Growth & Income Subaccount	International Equity Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount

Income:
Dividends	$—	$1,775	$14,175	$4,449	$69,618	$4,339	$16,512	$37,718
Expenses:
Mortality and expense risk	(849)	(2,718)	(11,212)	(3,551)	(15,840)	(2,868)	(4,324)	(7,293)

Net investment income (loss)	(849)	(943)	2,963	898	53,778	1,471	12,188	30,425

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	12,658	10,732	73,661	2,993	(2,353)	1,048	—	(1,104)
Realized gain distributions	34,603	9,465	—	—	379	6,566	—	—

Total realized gain (loss) on investments	47,261	20,197	73,661	2,993	(1,974)	7,614	—	(1,104)

Change in unrealized appreciation/depreciation of investments	(34,935)	(3,968)	65,720	3,621	7,552	(1,681)	—	(15,967)

Net increase (decrease) in net assets from operations	$11,477	$15,286	$142,344	$7,512	$59,356	$7,404	$12,188	$13,354

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

15

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Fidelity Variable Insurance Products Funds*						Franklin Templeton Variable Insurance Products Trust*

	Contrafund Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Franklin Real Estate Subaccount	Franklin Small Cap Value Securities Subaccount

Income:
Dividends	$33,637	$3,472	$4,856	$60,653	$7,900	$17,857	$18,088	$3,064
Expenses:
Mortality and expense risk	(35,866)	(5,396)	(3,220)	(19,906)	(18,682)	(5,901)	(9,510)	(6,249)

Net investment income (loss)	(2,229)	(1,924)	1,636	40,747	(10,782)	11,956	8,578	(3,185)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	81,005	29,427	4,348	42,695	26,893	33,256	(16,347)	13,130
Realized gain distributions	893,425	484	9,482	—	126,224	26,457	56,075	31,505

Total realized gain (loss) on investments	974,430	29,911	13,830	42,695	153,117	59,713	39,728	44,635

Change in unrealized appreciation/depreciation of investments	(526,935)	71,372	11,662	(34,833)	45,705	(3,813)	(243,285)	(77,486)

Net increase (decrease) in net assets from operations	$445,266	$99,359	$27,128	$48,609	$188,040	$67,856	$(194,979)	$(36,036)

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

16

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	Franklin Templeton Variable Insurance Products Trust*				J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc.—Pinnacle Series*

	Franklin Small-Mid Cap Growth Securities Subaccount	Franklin U.S. Government Subaccount	Mutual Shares Securities Subaccount	Templeton Growth Securities Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount

Income:
Dividends	$—	$19,768	$2,100	$5,616	$4,507	$22	$3,468	$4,365
Expenses:
Mortality and expense risk	(4,415)	(5,728)	(1,867)	(5,271)	(6,861)	(3,344)	(7,615)	(6,593)

Net investment income (loss)	(4,415)	14,040	233	345	(2,354)	(3,322)	(4,147)	(2,228)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	13,588	(1,027)	1,557	16,771	7,960	913	8,654	21,135
Realized gain distributions	26,939	—	5,142	17,919	22,735	11,863	40,722	19,743

Total realized gain (loss) on investments	40,527	(1,027)	6,699	34,690	30,695	12,776	49,376	40,878

Change in unrealized appreciation/depreciation of investments	(4,461)	16,402	(5,720)	(33,000)	(31,861)	(33,080)	(70,346)	(13,140)

Net increase (decrease) in net assets from operations	$31,651	$29,415	$1,212	$2,035	$(3,520)	$(23,626)	$(25,117)	$25,510

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

17

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

	T. Rowe Price Equity Series, Inc.*			T. Rowe Price International Series, Inc.*

	Equity Income Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount

Income:
Dividends	$17,646	$—	$32,489	$5,621
Expenses:
Mortality and expense risk	(11,427)	(6,561)	(16,591)	(3,999)

Net investment income (loss)	6,219	(6,561)	15,898	1,622

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	16,991	16,532	15,313	12,605
Realized gain distributions	68,330	59,621	159,000	45,166

Total realized gain (loss) on investments	85,321	76,153	174,313	57,771

Change in unrealized appreciation/depreciation of Investments	(91,673)	(8,581)	(125,273)	(24,384)

Net increase (decrease) in net assets from operations	$(133)	$61,011	$64,938	$35,009

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

18

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	American Century Variable Portfolios, Inc.*				COUNTRY Mutual Funds Trust*

	Ultra Subaccount		Vista Subaccount		Balanced Subaccount		Bond Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31, Except as Noted		Year Ended December 31
	2007	2006	2007	2006	2007(1)	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,997)	$(1,479)	$(2,188)	$(1,521)	$842	$4,044	$36,596	$21,579
Net realized gain (loss) on investments	1,703	1,653	1,417	2,132	19,282	16,078	(1,266)	(6,318)
Change in unrealized appreciation/depreciation of investments	48,103	(2,903)	57,785	6,805	(12,436)	8,078	41,809	867

Net increase (decrease) in net assets from operations	46,809	(2,729)	57,014	7,416	7,688	28,200	77,139	16,128

Contract transactions:
Transfers of net premiums	43,771	62,520	9,956	1,372	(80)	109,350	253,717	249,533
Transfers of surrenders and death benefits	(8,822)	(4,824)	(1,993)	—	(32,161)	(12,699)	(32,161)	(76,429)
Transfers of administrative and other charges	(271)	(214)	(61)	(39)	(338)	(546)	(2,303)	(900)
Transfers between subaccounts, including Declared Interest Option account	36,349	58,067	28,261	36,146	(356,599)	(20,990)	302,667	101,631

Net increase (decrease) in net assets from contract transactions	71,027	115,549	36,163	37,479	(389,178)	75,115	521,920	273,835

Total increase (decrease) in net assets	117,836	112,820	93,177	44,895	(381,490)	103,315	599,059	289,963
Net assets at beginning of period	193,776	80,956	147,788	102,893	381,490	278,175	945,742	655,779

Net assets at end of period	$311,612	$193,776	$240,965	$147,788	$—	$381,490	$1,544,801	$945,742

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

19

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	COUNTRY Mutual Funds Trust*				Dreyfus Variable Investment Fund*

	COUNTRY Growth Subaccount		Short-Term Bond Subaccount		Appreciation Subaccount		Developing Leaders Subaccount

	Year Ended December 31		Year Ended December 31, Except as Noted		Year Ended December 31		Year Ended December 31
	2007	2006	2007(1)	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,595)	$2,537	$2,501	$8,708	$150	$642	$(2,348)	$(3,194)
Net realized gain (loss) on investments	82,639	48,247	363	(696)	6,502	2,694	39,324	29,364
Change in unrealized appreciation/depreciation of investments	(23,827)	34,719	(319)	1,606	9,086	23,325	(91,900)	(19,859)

Net increase (decrease) in net assets from operations	57,217	85,503	2,545	9,618	15,738	26,661	(54,924)	6,311

Contract transactions:
Transfers of net premiums	202,697	245,651	13	169,246	22,956	34,941	72,941	62,051
Transfers of surrenders and death benefits	(87,807)	(51,571)	(2,303)	(22,782)	(11,391)	(13,561)	(36,488)	(18,860)
Transfers of administrative and other charges	(2,477)	(1,914)	(131)	(290)	(294)	(224)	(466)	(430)
Transfers between subaccounts, including Declared Interest Option account	71,123	(80,158)	(304,993)	(44,121)	87,546	(4,437)	28,726	55,106

Net increase (decrease) in net assets from contract transactions	183,536	112,008	(307,414)	102,053	98,817	16,719	64,713	97,867

Total increase (decrease) in net assets	240,753	197,511	(304,869)	111,671	114,555	43,380	9,789	104,178
Net assets at beginning of period	1,037,465	839,954	304,869	193,198	204,753	161,373	417,202	313,024

Net assets at end of period	$1,278,218	$1,037,465	$—	$304,869	$319,308	$204,753	$426,991	$417,202

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

20

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dreyfus Variable Investment Fund*						EquiTrust Variable Insurance Series Fund*

	Disciplined Stock Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount		Blue Chip Subaccount

	Year Ended December 31, Except as Noted		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007(1)	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(849)	$(682)	$(943)	$(670)	$2,963	$(2,590)	$898	$593
Net realized gain (loss) on investments	47,261	1,119	20,197	1,453	73,661	9,168	2,993	1,617
Change in unrealized appreciation/depreciation of investments	(34,935)	24,542	(3,968)	20,441	65,720	74,169	3,621	26,603

Net increase (decrease) in net assets from operations	11,477	24,979	15,286	21,224	142,344	80,747	7,512	28,813

Contract transactions:
Transfers of net premiums	3,748	34,242	38,784	15,399	266,022	105,376	66,173	64,758
Transfers of surrenders and death benefits	(2,289)	(4,398)	(17,544)	(6,616)	(13,762)	(4,985)	(11,228)	(6,737)
Transfers of administrative and other charges	(83)	(219)	(330)	(231)	(928)	(456)	(602)	(444)
Transfers between subaccounts, including Declared Interest Option account	(223,043)	18,233	(1,600)	10,498	268,487	110,594	121,192	3,800

Net increase (decrease) in net assets from contract transactions	(221,667)	47,858	19,310	19,050	519,819	210,529	175,535	61,377

Total increase (decrease) in net assets	(210,190)	72,837	34,596	40,274	662,163	291,276	183,047	90,190
Net assets at beginning of period	210,190	137,353	194,898	154,624	571,798	280,522	227,969	137,779

Net assets at end of period	$—	$210,190	$229,494	$194,898	$1,233,961	$571,798	$411,016	$227,969

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

21

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	EquiTrust Variable Insurance Series Fund*

	High Grade Bond Subaccount		Managed Subaccount		Money Market Subaccount		Strategic Yield Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$53,778	$18,657	$1,471	$706	$12,188	$3,186	$30,425	$17,897
Net realized gain (loss) on investments	(1,974)	(1,298)	7,614	6,092	—	—	(1,104)	(1,199)
Change in unrealized appreciation/depreciation of investments	7,552	774	(1,681)	6,483	—	—	(15,967)	5,291

Net increase (decrease) in net assets from operations	59,356	18,133	7,404	13,281	12,188	3,186	13,354	21,989

Contract transactions:
Transfers of net premiums	501,893	163,441	103,971	22,399	3,589,410	2,498,841	171,866	151,423
Transfers of surrenders and death benefits	(19,613)	(56,480)	(5,870)	(4,234)	(4,133)	(2,203)	(24,209)	(18,050)
Transfers of administrative and other charges	(1,075)	(735)	(351)	(249)	(389)	(219)	(827)	(565)
Transfers between subaccounts, including Declared Interest Option account	728,220	166,722	66,126	30,504	(3,313,358)	(2,472,746)	117,490	45,121

Net increase (decrease) in net assets from contract transactions	1,209,425	272,948	163,876	48,420	271,530	23,673	264,320	177,929

Total increase (decrease) in net assets	1,268,781	291,081	171,280	61,701	283,718	26,859	277,674	199,918
Net assets at beginning of period	690,369	399,288	153,166	91,465	58,844	31,985	474,279	274,361

Net assets at end of period	$1,959,150	$690,369	$324,446	$153,166	$342,562	$58,844	$751,953	$474,279

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

22

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity Variable Insurance Products Funds*

	Contrafund Subaccount		Growth Subaccount		Fidelity Growth & Income Subaccount		Index 500 Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,229)	$2,651	$(1,924)	$(2,348)	$1,636	$(799)	$40,747	$852
Net realized gain (loss) on investments	974,430	206,088	29,911	5,085	13,830	9,831	42,695	17,058
Change in unrealized appreciation/depreciation of investments	(526,935)	(35,763)	71,372	13,507	11,662	13,838	(34,833)	114,675

Net increase (decrease) in net assets from operations	445,266	172,976	99,359	16,244	27,128	22,870	48,609	132,585

Contract transactions:
Transfers of net premiums	690,744	673,495	84,317	84,292	48,275	85,260	488,060	424,462
Transfers of surrenders and death benefits	(91,284)	(100,276)	(32,226)	(28,940)	(14,720)	(33,176)	(38,230)	(46,266)
Transfers of administrative and other charges	(3,345)	(1,743)	(969)	(299)	(385)	(276)	(2,021)	(1,322)
Transfers between subaccounts, including Declared Interest Option account	469,119	458,632	127,819	20,140	10,602	9,927	237,031	179,620

Net increase (decrease) in net assets from contract transactions	1,065,234	1,030,108	178,941	75,193	43,772	61,735	684,840	556,494

Total increase (decrease) in net assets	1,510,500	1,203,084	278,300	91,437	70,900	84,605	733,449	689,079
Net assets at beginning of period	2,276,687	1,073,603	313,585	222,148	226,755	142,150	1,246,944	557,865

Net assets at end of period	$3,787,187	$2,276,687	$591,885	$313,585	$297,655	$226,755	$1,980,393	$1,246,944

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

23

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Fidelity Variable Insurance Products Funds*				Franklin Templeton Variable Insurance Products Trust*

	Mid-Cap Subaccount		Overseas Subaccount		Franklin Real Estate Subaccount		Franklin Small Cap Value Securities Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(10,782)	$(11,138)	$11,956	$(1,550)	$8,578	$4,824	$(3,185)	$(1,591)
Net realized gain (loss) on investments	153,117	123,395	59,713	3,365	39,728	48,065	44,635	12,473
Change in unrealized appreciation/depreciation of investments	45,705	(18,696)	(3,813)	42,743	(243,285)	50,187	(77,486)	27,782

Net increase (decrease) in net assets from operations	188,040	93,561	67,856	44,558	(194,979)	103,076	(36,036)	38,664

Contract transactions:
Transfers of net premiums	213,477	354,726	116,889	93,960	142,959	142,656	178,577	60,598
Transfers of surrenders and death benefits	(54,765)	(50,560)	(9,892)	(5,071)	(16,388)	(19,268)	(11,997)	(11,535)
Transfers of administrative and other charges	(2,108)	(1,438)	(590)	(338)	(1,293)	(900)	(639)	(518)
Transfers between subaccounts, including Declared Interest Option account	233,897	260,220	131,207	103,357	69,504	147,875	150,989	122,178

Net increase (decrease) in net assets from contract transactions	390,501	562,948	237,614	191,908	194,782	270,363	316,930	170,723

Total increase (decrease) in net assets	578,541	656,509	305,470	236,466	(197)	373,439	280,894	209,387
Net assets at beginning of period	1,291,837	635,328	365,602	129,136	734,170	360,731	384,674	175,287

Net assets at end of period	$1,870,378	$1,291,837	$671,072	$365,602	$733,973	$734,170	$665,568	$384,674

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

24

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Franklin Templeton Variable Insurance Products Trust*

	Franklin Small-Mid Cap Growth Securities Subaccount		Franklin U.S. Government Subaccount		Mutual Shares Securities Subaccount		Templeton Growth Securities Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(4,415)	$(2,371)	$14,040	$5,087	$233	$83	$345	$442
Net realized gain (loss) on investments	40,527	5,350	(1,027)	(564)	6,699	4,354	34,690	19,875
Change in unrealized appreciation/depreciation of investments	(4,461)	11,430	16,402	3,147	(5,720)	10,357	(33,000)	30,323

Net increase (decrease) in net assets from operations	31,651	14,409	29,415	7,670	1,212	14,794	2,035	50,640

Contract transactions:
Transfers of net premiums	114,286	73,377	166,363	46,839	40,685	44,238	88,061	80,251
Transfers of surrenders and death benefits	(12,295)	(14,544)	(13,719)	(5,575)	(1,284)	(820)	(20,668)	(36,538)
Transfers of administrative and other charges	(461)	(317)	(409)	(293)	(216)	(108)	(434)	(355)
Transfers between subaccounts, including Declared Interest Option account	24,879	50,221	161,275	140,003	20,053	44,443	155,772	36,617

Net increase (decrease) in net assets from contract transactions	126,409	108,737	313,510	180,974	59,238	87,753	222,731	79,975

Total increase (decrease) in net assets	158,060	123,146	342,925	188,644	60,450	102,547	224,766	130,615
Net assets at beginning of period	252,717	129,571	342,615	153,971	133,358	30,811	334,922	204,307

Net assets at end of period	$410,777	$252,717	$685,540	$342,615	$193,808	$133,358	$559,688	$334,922

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

25

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	J.P. Morgan Series Trust II*				Summit Mutual Funds, Inc.—Pinnacle Series*

	Mid-Cap Value Subaccount		Small Company Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,354)	$(2,340)	$(3,322)	$(2,568)	$(4,147)	$(2,665)	$(2,228)	$(1,605)
Net realized gain (loss) on investments	30,695	19,275	12,776	7,229	49,376	22,244	40,878	17,463
Change in unrealized appreciation/depreciation of investments	(31,861)	37,835	(33,080)	22,040	(70,346)	40,165	(13,140)	18,119

Net increase (decrease) in net assets from operations	(3,520)	54,770	(23,626)	26,701	(25,117)	59,744	25,510	33,977

Contract transactions:
Transfers of net premiums	171,769	102,009	47,661	29,622	130,980	147,495	118,337	95,407
Transfers of surrenders and death benefits	(17,894)	(39,064)	(21,015)	(12,249)	(17,507)	(31,472)	(10,600)	(11,606)
Transfers of administrative and other charges	(1,278)	(637)	(489)	(399)	(1,050)	(597)	(496)	(383)
Transfers between subaccounts, including Declared Interest Option account	122,640	(3,283)	34,920	18,270	59,858	51,619	(16,052)	59,132

Net increase (decrease) in net assets from contract transactions	275,237	59,025	61,077	35,244	172,281	167,045	91,189	142,550

Total increase (decrease) in net assets	271,717	113,795	37,451	61,945	147,164	226,789	116,699	176,527
Net assets at beginning of period	431,396	317,601	247,540	185,595	534,583	307,794	488,414	311,887

Net assets at end of period	$703,113	$431,396	$284,991	$247,540	$681,747	$534,583	$605,113	$488,414

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

26

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	T. Rowe Price Equity Series, Inc.*						T. Rowe Price International Series, Inc.*

	Equity Income Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount		International Stock Subaccount

	Year Ended December 31		Year Ended December 31		Year Ended December 31		Year Ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets from operations:
Net investment income (loss)	$6,219	$2,729	$(6,561)	$(3,546)	$15,898	$6,489	$1,622	$565
Net realized gain (loss) on investments	85,321	22,617	76,153	6,960	174,313	33,137	57,771	2,716
Change in unrealized appreciation/depreciation of investments	(91,673)	67,432	(8,581)	22,271	(125,273)	26,669	(24,384)	28,869

Net increase (decrease) in net assets from operations	(133)	92,778	61,011	25,685	64,938	66,295	35,009	32,150

Contract transactions:
Transfers of net premiums	297,193	185,144	122,826	168,197	295,700	255,127	77,820	50,491
Transfers of surrenders and death benefits	(25,160)	(27,224)	(9,529)	(1,368)	(34,631)	(20,710)	(16,875)	(5,551)
Transfers of administrative and other charges	(1,090)	(782)	(901)	(532)	(1,464)	(698)	(456)	(304)
Transfers between subaccounts, including Declared Interest Option account	252,112	51,748	(7,963)	50,528	606,284	136,672	66,545	39,977

Net increase (decrease) in net assets from contract transactions	523,055	208,886	104,433	216,825	865,889	370,391	127,034	84,613

Total increase (decrease) in net assets	522,922	301,664	165,444	242,510	930,827	436,686	162,043	116,763
Net assets at beginning of period	697,852	396,188	431,752	189,242	846,021	409,335	245,422	128,659

Net assets at end of period	$1,220,774	$697,852	$597,196	$431,752	$1,776,848	$846,021	$407,465	$245,422

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

27

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.    Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation—Division of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity contracts which were initially issued by the Company on January 1, 2004.

At the direction of eligible contract owners, the Account invests in thirty-three investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
Ultra	VP Ultra® Fund
Vista	VP VistaSM Fund
COUNTRY Mutual Funds Trust:
Balanced (1)	COUNTRY VP Balanced Fund
Bond	COUNTRY VP Bond Fund
COUNTRY Growth	COUNTRY VP Growth Fund
Short-Term Bond (1)	COUNTRY VP Short-Term Bond Fund
Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio – Initial Class
Developing Leaders	VIF Developing Leaders Portfolio – Initial Class
Disciplined Stock (2)	VIF Disciplined Stock Portfolio – Initial Class
Dreyfus Growth & Income	VIF Growth and Income Portfolio – Initial Class
International Equity	VIF International Equity Portfolio – Initial Class
EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio – Initial Class
Growth	VIP Growth Portfolio – Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio – Initial Class
Index 500	VIP Index 500 Portfolio – Initial Class
Mid-Cap	VIP Mid Cap Portfolio – Service Class 2
Overseas	VIP Overseas Portfolio – Initial Class
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate (3)	Franklin Global Real Estate Securities Fund – Class 2
Franklin Small Cap Value Securities	Franklin Small Cap Value Securities Fund – Class 2

28

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Subaccount	Invests Exclusively in Shares of
Franklin Small-Mid Cap Growth Securities	Franklin Small-Mid Cap Growth Securities Fund – Class 2
Franklin U.S. Government	Franklin U.S. Government Fund – Class 2
Mutual Shares Securities	Mutual Shares Securities Fund – Class 2
Templeton Growth Securities	Templeton Growth Securities Fund – Class 2
J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio
Summit Mutual Funds, Inc. – Pinnacle Series:
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	The Board of Trustees for COUNTRY Mutual Funds Trust voted to close the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund and liquidate both discontinued funds on April 30, 2007. In turn, the Short-Term Bond Subaccount and the Balanced Subaccount, which invest in the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund, respectively, stopped being available for investment and were liquidated on April 30, 2007.

(2)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

(3)	Formerly Franklin Real Estate Fund. Effective May 1, 2007, the fund’s name, investment goal and principal investment strategies changed.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Eligible contract owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates guaranteed for each contract year.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

29

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

1.    Organization and Significant Accounting Policies (Continued)

Contracts in Annuitization Period

Net assets allocated to contracts in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From COUNTRY Investors Life Assurance Company

The amounts due to or from COUNTRY Investors Life Assurance Company represent premiums received from contract holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2007, the Account does not believe the adoption of SFAS 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.    Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts relating to the distribution and administration of the contracts funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Mortality and Expense Risk Charges:    The Company deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.20% of the average daily net asset value of the Account. These charges are assessed in return for the Company’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with contracts issued.

Administrative Charge:    Prior to the annuity payment period, the Company will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the contract. A portion of this charge may be deducted from funds held in the fixed interest account.

30

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

2.    Expense Charges and Related Party Transactions (Continued)

Surrender Charge:    A surrender charge is imposed in the event of a full or partial surrender during the first seven contract years. The amount charged is 7% of the amount surrendered during the first three contract years and declines by 1% in each of the next three contract years and by 2% in the seventh year. In each contract year after the first contract year, no surrender charge is deducted on annual withdrawals up to 10% of the accumulated value as of the most recent contract anniversary. After seven full contract years, no surrender charge is deducted.

Transfer Charge:    A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one contract year.

Paid to Affiliates

Investment advisory fees are paid indirectly to COUNTRY Trust Bank (the “Advisor”), as affiliate of the Company, which provides investment advisory services for the COUNTRY Mutual Funds Trust. The funds pay the Advisor at the following annual percentage rates of the average daily net assets of each fund: Balanced Fund—0.75%; Bond Fund—0.50%; Growth Fund—0.75%; and Short-Term Bond Fund—0.50%. These fees are accrued daily and paid to the Advisor monthly.

3.    Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

4.    Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2007:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
Ultra	$80,187	$12,157
Vista	38,868	4,893
COUNTRY Mutual Funds Trust:
Balanced	46,664	391,265
Bond	649,787	91,271
COUNTRY Growth	405,409	159,040
Short-Term Bond	3,708	308,621
Dreyfus Variable Investment Fund:
Appreciation	136,444	37,477
Developing Leaders	279,218	178,069
Disciplined Stock	40,964	228,877
Dreyfus Growth & Income	78,985	51,153
International Equity	735,705	212,923

31

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

4.    Purchases and Sales of Investment Securities (Continued)

Subaccount	Cost of Purchases	Proceeds from Sales
EquiTrust Variable Insurance Series Fund:
Blue Chip	$189,724	$13,291
High Grade	1,364,199	100,617
Managed	183,903	11,990
Money Market	4,460,651	4,176,933
Strategic Yield	390,855	96,110
Fidelity Variable Insurance Products Funds:
Contrafund	2,305,865	349,435
Growth	273,474	95,973
Fidelity Growth & Income	78,185	23,295
Index 500	910,559	184,972
Mid-Cap	669,271	163,328
Overseas	375,906	99,879
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	480,545	221,110
Franklin Small Cap Value Securities	406,163	60,913
Franklin Small-Mid Cap Growth Securities	211,723	62,790
Franklin U.S. Government	364,068	36,518
Mutual Shares Securities	74,473	9,860
Templeton Growth Securities	316,563	75,568
J. P. Morgan Series Trust II:
Mid-Cap Value	341,792	46,174
Small Company	95,747	26,129
Summit Mutual Funds, Inc.—Pinnacle Series:
Russell 2000 Small Cap Index	246,590	37,734
S&P Mid Cap 400 Index	201,663	92,959
T. Rowe Price Equity Series, Inc.:
Equity Income	700,660	103,056
New America Growth	228,596	71,103
Personal Strategy Balanced	1,150,942	110,155
T. Rowe Price International Series, Inc.:
International Stock	207,117	33,295

5.    Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the period ended December 31, 2007 and 2006:

	Period Ended December 31,
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
Ultra	7,434	829	6,605	12,865	1,356	11,509
Vista	2,476	216	2,260	4,007	876	3,131

32

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5.    Summary of Changes from Unit Transactions (Continued)

	Period Ended December 31,
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
COUNTRY Mutual Funds Trust:
Balanced	57	33,392	(33,335)	15,811	8,710	7,101
Bond	56,259	7,195	49,064	41,374	14,933	26,441
COUNTRY Growth	26,522	11,943	14,579	28,709	18,797	9,912
Short-Term Bond	—	29,508	(29,508)	17,218	6,946	10,272
Dreyfus Variable Investment Fund:
Appreciation	10,801	2,747	8,054	3,882	2,302	1,580
Developing Leaders	22,125	15,903	6,222	11,310	2,599	8,711
Disciplined Stock	511	17,508	(16,997)	4,712	426	4,286
Dreyfus Growth & Income	5,219	3,673	1,546	2,480	881	1,599
International Equity	40,886	11,097	29,789	15,487	1,633	13,854
EquiTrust Variable Insurance Series Fund:
Blue Chip	14,286	782	13,504	7,312	1,659	5,653
High Grade Bond	118,457	7,769	110,688	32,303	6,529	25,774
Managed	13,811	733	13,078	5,739	1,412	4,327
Money Market	418,746	392,593	26,153	228,594	226,112	2,482
Strategic Yield	30,543	7,663	22,880	19,587	3,366	16,221
Fidelity Variable Insurance Products Funds:
Contrafund	88,968	20,223	68,745	85,061	8,697	76,364
Growth	21,578	6,909	14,669	11,391	4,063	7,328
Fidelity Growth & Income	4,985	1,556	3,429	8,455	2,910	5,545
Index 500	64,607	12,716	51,891	56,174	7,854	48,320
Mid-Cap	31,197	8,602	22,595	44,822	6,905	37,917
Overseas	20,012	5,802	14,210	14,698	379	14,319
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate	27,275	14,872	12,403	20,010	1,562	18,448
Franklin Small Cap Value Securities	24,014	3,595	20,419	12,797	625	12,172
Franklin Small-Mid Cap Growth Securities	14,018	4,273	9,745	11,602	2,456	9,146
Franklin U.S. Government	31,929	2,843	29,086	18,037	637	17,400
Mutual Shares Securities	4,570	566	4,004	7,945	1,010	6,935
Templeton Growth Securities	19,834	4,648	15,186	8,962	2,779	6,183
J. P. Morgan Series Trust II:
Mid-Cap Value	20,877	2,626	18,251	10,901	6,416	4,485
Small Company	5,676	1,610	4,066	4,210	1,655	2,555
Summit Mutual Funds, Inc.—Pinnacle Series:
Russell 2000 Small Cap Index	15,106	2,222	12,884	16,762	3,430	13,332
S&P Mid Cap 400 Index	12,516	6,305	6,211	12,295	896	11,399
T. Rowe Price Equity Series, Inc.:
Equity Income	43,763	6,524	37,239	20,714	3,383	17,331
New America Growth	13,793	5,136	8,657	20,716	599	20,117
Personal Strategy Balanced	72,051	6,986	65,065	36,724	5,687	31,037
T. Rowe Price International Series, Inc.:
International Stock	9,971	1,870	8,101	6,773	394	6,379

33

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2007, 2006, 2005 and 2004, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
American Century Variable Portfolios, Inc.:
Ultra:
2007	25,765	$12.09	$311,612	—%	1.20%	19.58%
2006	19,160	10.11	193,776	—	1.20	(4.44)
2005	7,651	10.58	80,956	—	1.20	0.95
2004	3,025	10.48	31,707	—	1.20	4.80
Vista:
2007	14,787	16.30	240,965	—	1.20	38.14
2006	12,527	11.80	147,788	—	1.20	7.76
2005	9,396	10.95	102,893	—	1.20	6.93
2004(5)	10	10.24	99	—	1.20	2.40
COUNTRY Mutual Funds Trust:
Balanced:
2007(6)	—	—	—	1.95	1.20	2.27
2006	33,335	11.44	381,490	2.22	1.20	7.92
2005	26,234	10.60	278,175	2.07	1.20	2.51
2004	7,103	10.34	73,447	2.28	1.20	3.40
Bond:
2007	139,657	11.06	1,544,801	4.21	1.20	5.94
2006	90,593	10.44	945,742	3.95	1.20	2.15
2005	64,152	10.22	655,779	3.91	1.20	0.59
2004	18,230	10.16	185,208	3.64	1.20	1.60
COUNTRY Growth:
2007	102,089	12.52	1,278,218	1.06	1.20	5.56
2006	87,510	11.86	1,037,465	1.45	1.20	9.61
2005	77,598	10.82	839,954	1.51	1.20	4.04
2004	29,183	10.40	303,512	2.11	1.20	4.00
Short-Term Bond:
2007(6)	—	—	—	3.76	1.20	0.87
2006	29,508	10.33	304,869	3.87	1.20	2.89
2005	19,236	10.04	193,198	3.12	1.20	0.50
2004	4,652	9.99	46,451	2.65	1.20	(0.10)
Dreyfus Variable Investment Fund:
Appreciation:
2007	25,076	12.73	319,308	1.25	1.20	5.82
2006	17,022	12.03	204,753	1.53	1.20	15.12
2005	15,442	10.45	161,373	0.01	1.20	3.16
2004	6,148	10.13	62,291	6.26	1.20	1.30

34

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Dreyfus Variable Investment Fund (continued):
Developing Leaders:
2007	44,003	$9.70	$426,991	0.58%	1.20%	(12.14)%
2006	37,781	11.04	417,202	0.36	1.20	2.51
2005	29,070	10.77	313,024	—	1.20	4.56
2004	9,077	10.30	93,491	0.34	1.20	3.00
Disciplined Stock:
2007(7)	—	—	—	—	1.20	5.58
2006	16,997	12.37	210,190	0.79	1.20	14.43
2005	12,711	10.81	137,353	—	1.20	5.05
2004	6,732	10.29	69,274	4.03	1.20	2.90
Dreyfus Growth & Income:
2007	17,190	13.35	229,494	0.78	1.20	7.14
2006	15,644	12.46	194,898	0.79	1.20	13.17
2005	14,045	11.01	154,624	1.47	1.20	2.13
2004	5,674	10.78	61,162	1.98	1.20	7.80
International Equity:
2007	64,241	19.21	1,233,961	1.51	1.20	15.72
2006	34,452	16.60	571,798	0.61	1.20	21.88
2005	20,598	13.62	280,522	0.20	1.20	13.41
2004	4,564	12.01	54,817	6.64	1.20	20.10
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2007	32,431	12.67	411,016	1.50	1.20	5.23
2006	18,927	12.04	227,969	1.51	1.20	15.99
2005	13,274	10.38	137,779	1.69	1.20	1.07
2004	10,299	10.27	105,762	—	1.20	2.70
High Grade Bond:
2007	174,942	11.20	1,959,150	5.24	1.20	4.28
2006	64,254	10.74	690,369	5.06	1.20	3.47
2005	38,480	10.38	399,288	4.63	1.20	1.47
2004	15,030	10.23	153,748	4.37	1.20	2.30
Managed:
2007	25,839	12.56	324,446	1.81	1.20	4.67
2006	12,761	12.00	153,166	1.75	1.20	10.60
2005	8,434	10.85	91,465	1.16	1.20	3.33
2004	3,047	10.50	31,996	—	1.20	5.00
Money Market:
2007	31,806	10.77	342,562	4.55	1.20	3.46
2006	5,653	10.41	58,844	4.32	1.20	3.17
2005	3,171	10.09	31,985	2.46	1.20	1.31
2004	6,028	9.96	60,034	0.73	1.20	(0.40)

35

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
EquiTrust Variable Insurance Series Fund (continued):
Strategic Yield:
2007	64,524	$11.65	$751,953	6.19%	1.20%	2.28%
2006	41,644	11.39	474,279	6.03	1.20	5.56
2005	25,423	10.79	274,361	5.68	1.20	1.98
2004	12,327	10.58	130,368	5.89	1.20	5.80
Fidelity Variable Insurance Products Funds:
Contrafund:
2007	228,046	16.61	3,787,187	1.12	1.20	16.24
2006	159,301	14.29	2,276,687	1.33	1.20	10.43
2005	82,937	12.94	1,073,603	0.15	1.20	15.54
2004	17,938	11.20	200,941	0.01	1.20	12.00
Growth:
2007	43,752	13.53	591,885	0.77	1.20	25.51
2006	29,083	10.78	313,585	0.32	1.20	5.58
2005	21,755	10.21	222,148	0.41	1.20	4.50
2004	14,702	9.77	143,598	0.02	1.20	(2.30)
Fidelity Growth & Income:
2007	21,985	13.54	297,655	1.81	1.20	10.80
2006	18,556	12.22	226,755	0.79	1.20	11.80
2005	13,011	10.93	142,150	0.85	1.20	6.43
2004	5,170	10.27	53,105	0.28	1.20	2.70
Index 500:
2007	150,842	13.13	1,980,393	3.65	1.20	4.21
2006	98,951	12.60	1,246,944	1.28	1.20	14.34
2005	50,631	11.02	557,865	1.27	1.20	3.57
2004	26,174	10.64	278,418	0.01	1.20	6.40
Mid-Cap:
2007	106,173	17.62	1,870,378	0.51	1.20	13.97
2006	83,578	15.46	1,291,837	0.13	1.20	11.14
2005	45,661	13.91	635,328	—	1.20	16.60
2004	17,656	11.93	210,637	—	1.20	19.30
Overseas:
2007	38,571	17.40	671,072	3.62	1.20	15.92
2006	24,361	15.01	365,602	0.60	1.20	16.72
2005	10,042	12.86	129,136	0.55	1.20	17.66
2004	5,813	10.93	63,542	—	1.20	9.30
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate:
2007	56,917	12.90	733,973	2.28	1.20	(21.77)
2006	44,514	16.49	734,170	2.05	1.20	19.15
2005	26,066	13.84	360,731	1.31	1.20	12.16
2004	7,956	12.34	98,180	1.03	1.20	23.40

36

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Franklin Templeton Variable Insurance Products Trust (continued):
Franklin Small Cap Value Securities:
2007	46,143	$14.42	$665,568	0.59%	1.20%	(3.55)%
2006	25,724	14.95	384,674	0.61	1.20	15.62
2005	13,552	12.93	175,287	0.69	1.20	7.48
2004	4,151	12.03	49,957	0.10	1.20	20.30
Franklin Small-Mid Cap Growth Securities:
2007	30,102	13.65	410,777	—	1.20	9.99
2006	20,357	12.41	252,717	—	1.20	7.35
2005	11,211	11.56	129,571	—	1.20	3.58
2004	5,643	11.16	62,982	—	1.20	11.60
Franklin U.S. Government:
2007	61,424	11.16	685,540	4.13	1.20	5.38
2006	32,338	10.59	342,615	3.45	1.20	2.72
2005	14,938	10.31	153,971	4.21	1.20	1.18
2004	11,469	10.19	116,820	3.87	1.20	1.90
Mutual Shares Securities:
2007	13,508	14.35	193,808	1.35	1.20	2.28
2006	9,504	14.03	133,358	1.28	1.20	17.01
2005	2,569	11.99	30,811	0.91	1.20	9.20
2004	70	10.98	764	0.70	1.20	9.80
Templeton Growth Securities:
2007	38,462	14.55	559,688	1.27	1.20	1.11
2006	23,276	14.39	334,922	1.35	1.20	20.42
2005	17,093	11.95	204,307	1.11	1.20	7.56
2004	4,807	11.11	53,415	1.07	1.20	11.10
J. P. Morgan Series Trust II:
Mid-Cap Value:
2007	48,171	14.60	703,113	0.79	1.20	1.25
2006	29,920	14.42	431,396	0.56	1.20	15.45
2005	25,435	12.49	317,601	0.12	1.20	7.95
2004	5,464	11.57	63,218	0.15	1.20	15.70
Small Company:
2007	21,351	13.35	284,991	0.01	1.20	(6.77)
2006	17,285	14.32	247,540	—	1.20	13.65
2005	14,730	12.60	185,595	—	1.20	2.19
2004	7,222	12.33	89,040	—	1.20	23.30
Summit Mutual Funds, Inc.—Pinnacle Series:
Russell 2000 Small Cap Index:
2007	53,184	12.82	681,747	0.55	1.20	(3.39)
2006	40,300	13.27	534,583	0.58	1.20	16.30
2005	26,968	11.41	307,794	0.39	1.20	2.79
2004	12,470	11.10	138,473	0.01	1.20	11.00

37

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

	As of December 31			Investment Income Ratio(1)	Expense Ratio(2)	Total Return(3)
Subaccount	Units	Unit Value(4)	Net Assets
Summit Mutual Funds, Inc.—Pinnacle Series (continued):
S&P MidCap 400 Index:
2007	43,269	$13.98	$605,113	0.79%	1.20%	6.07%
2006	37,058	13.18	488,414	0.79	1.20	8.48
2005	25,659	12.15	311,887	0.38	1.20	10.56
2004	11,077	10.99	121,704	0.01	1.20	9.90
T. Rowe Price Equity Series, Inc.:
Equity Income:
2007	89,362	13.66	1,220,774	1.85	1.20	2.02
2006	52,123	13.39	697,852	1.67	1.20	17.56
2005	34,792	11.39	396,188	1.84	1.20	2.71
2004	10,898	11.09	120,847	2.10	1.20	10.90
New America Growth:
2007	46,252	12.91	597,196	—	1.20	12.46
2006	37,595	11.48	431,752	0.06	1.20	6.00
2005	17,478	10.83	189,242	—	1.20	3.24
2004	9,527	10.49	99,916	0.15	1.20	4.90
Personal Strategy Balanced:
2007	131,787	13.48	1,776,848	2.34	1.20	6.31
2006	66,722	12.68	846,021	2.22	1.20	10.55
2005	35,685	11.47	409,335	2.03	1.20	5.13
2004	10,734	10.91	117,075	2.66	1.20	9.10
T. Rowe Price International Series, Inc.:
International Stock:
2007	24,758	16.46	407,465	1.68	1.20	11.74
2006	16,657	14.73	245,422	1.50	1.20	17.65
2005	10,278	12.52	128,659	2.44	1.20	14.65
2004	4,346	10.92	47,450	1.95	1.20	9.20

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

38

COUNTRY INVESTORS VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6.    Unit Values (Continued)

(4)	There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.

(5)	Subaccount commenced operations on May 1, 2004.

(6)	The Board of Trustees for COUNTRY Mutual Funds Trust voted to close the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund and liquidate both discontinued funds on April 30, 2007. In turn, the Short-Term Bond Subaccount and the Balanced Subaccount, which invest in the COUNTRY VP Short-Term Bond Fund and the COUNTRY VP Balanced Fund, respectively, stopped being available for investment and was liquidated on April 30, 2007.

(7)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

COUNTRY Investors Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of COUNTRY Investors Life Assurance Company (the Company) (a wholly owned subsidiary of COUNTRY Life Insurance Company) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable, but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COUNTRY Investors Life Assurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years then ended, in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance.

April 15, 2008

40

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

BALANCE SHEETS—STATUTORY BASIS

	December 31
	2007	2006
	(In thousands)
Admitted assets
Cash and investments:
Bonds	$119,689	$116,667
Short-term investments	10,020	14,930
Cash and cash equivalents overdraft	(459)	(899)
Policy loans	114	9

	129,364	130,707

Accrued investment income	1,226	1,276
Federal income taxes recoverable, including net deferred tax asset (2007—$226,000; 2006—$133,000)	226	133
Due from affiliates	231	83
Due from reinsurers	27,534	4,699
Other	640	446

	29,857	6,637
Separate account assets	32,294	20,697

	$191,515	$158,041

41

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

BALANCE SHEETS—STATUTORY BASIS (Continued)

	December 31
	2007	2006
	(In thousands)
Liabilities and capital and surplus
Policy reserves:
Life	$221	$167
Annuity	2,503	2,112

	2,724	2,279
Transfers to separate accounts due or accrued	(1,773)	(764)
General liabilities and accrued expenses	8,379	750
Payable due to related parties	1,297	1,115

	7,903	1,101
Asset valuation reserve	210	188
Separate account liabilities	32,294	20,697

	43,131	24,265
Commitments and contingencies (Note 7)
Capital and surplus:
Common stock—Par value $75 per share, authorized—200,000 shares; issued and outstanding—40,000 shares (owned by COUNTRY Life Insurance Company)	3,000	3,000
Additional paid-in surplus	27,000	27,000
Unassigned surplus	118,384	103,776

	148,384	133,776

	$191,515	$158,041

See accompanying notes.

42

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

STATEMENTS OF OPERATIONS—STATUTORY BASIS

	Year ended December 31
	2007	2006	2005
	(In thousands)
Premium income and other considerations
Life insurance and annuities	$27,050	$14,421	$15,563
Net investment income	7,244	6,598	6,822

Total income	34,294	21,019	22,385

Benefits and expenses
Increase in policy reserves	445	538	931
Cost of serving policyholders, administering insurance protection, and obtaining new insurance	26,126	20,739	20,129

Total insurance expenses	26,571	21,277	21,060

Income (loss) before income taxes and net realized gains	7,723	(258)	1,325
Income taxes (benefit)	3,208	(130)	981

Income (loss) before net realized gains	4,515	(128)	344
Net realized gains	—	51	—

Net income (loss)	$4,515	$(77)	$344

See accompanying notes.

43

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY BASIS

	Year ended December 31
	2007	2006	2005
	(In thousands)
Capital and surplus at beginning of year	$133,776	$133,866	$133,493
Net income (loss)	4,515	(77)	344
Correction to financial statements (Note 2)	10,117	—	—
Increase in net deferred income taxes	678	327	449
Increase in asset valuation reserve	(22)	(79)	(46)
Increase in nonadmitted assets	(680)	(261)	(374)

Net increase (decrease)	14,608	(90)	373

Capital and surplus at end of year	$148,384	$133,776	$133,866

See accompanying notes.

44

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

STATEMENTS OF CASH FLOW—STATUTORY BASIS

	Year ended December 31
	2007	2006	2005
	(In thousands)
Operating activities
Premiums and other considerations received	$16,423	$13,058	$13,211
Net investment income received	7,517	7,004	7,467
Insurance benefits paid	(65)	(6,534)	(4,788)
General insurance expenses paid	(39,258)	(13,977)	(10,215)
Federal income taxes (paid) recovered	4,828	458	(5,415)

Net cash provided by (used in) operations	(10,555)	9	260

Investing activities
Sale, maturity, or repayment of investments	17,762	20,221	17,473
Purchase of investments	(21,029)	(8,222)	(17,302)
Net increase in policy loans	(105)	(9)	—
Other	—	78	500

Net cash (used in) provided by investment activities	(3,372)	12,068	671

Financing and miscellaneous activities
Other, net	9,457	(4,309)	2,640

Net cash provided by (used in) financing and miscellaneous activities	9,457	(4,309)	2,640

Increase (decrease) in cash, cash equivalents, and short-term investments	(4,470)	7,768	3,571
Cash, cash equivalents, and short-term investments at beginning of year	14,031	6,263	2,692

Cash, cash equivalents, and short-term investments at end of year	$9,561	$14,031	$6,263

See accompanying notes.

45

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2007 and 2006

1.    Nature of Operations

COUNTRY Investors Life Assurance Company (COUNTRY Investors or the Company) is an Illinois domiciled life/health insurance company that is a wholly owned subsidiary of COUNTRY Life Insurance Company (COUNTRY Life), which is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA).

COUNTRY Investors’ primary business is the sale of interest-sensitive life insurance and annuity products through approximately 1,890 agents. Life insurance premiums represent approximately 36% of total premium income, while annuity and supplementary contract premiums make up the remaining 64% of total premium income. Although COUNTRY Investors is licensed in 43 states, approximately 77% of direct premium income is written in Illinois.

Effective July 1, 2003, COUNTRY Investors entered into a coinsurance agreement with COUNTRY Life. As of the effective date, COUNTRY Investors ceded to COUNTRY Life 100% of COUNTRY Investors’ policy reserves, policy and contract claim liabilities, due, deferred, and advance premiums, and all other policy and claim-related assets and liabilities for all lines except variable products. On an ongoing basis, COUNTRY Investors cedes 100% of its net retained business for all lines except variable products to COUNTRY Life.

Effective January 1, 2004, COUNTRY Investors entered into a modified coinsurance agreement with COUNTRY Life, whereby, subject to certain limitations, COUNTRY Life assumes 100% of COUNTRY Investors’ variable products.

2.    Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future, as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance (the Department). Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

Investments

Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such investments would be classified as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining investments would be reported at fair value with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Investment collateral included in the Company’s securities lending program is not reflected in the Company’s assets, and the future return of the collateral is not reflected in the Company’s liabilities. For GAAP purposes, these balances are reflected.

46

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

2.    Significant Accounting Policies (Continued)

Valuation Reserves

Under a formula prescribed by the NAIC, COUNTRY Investors defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The net deferral is reported as the Interest Maintenance Reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses from sales of assets are reported in income, net of federal income tax and transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income tax. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to earnings.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Benefit Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represents the total of death benefits paid (or surrender benefits paid plus surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies, are recorded using deposit accounting and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets are limited to: (1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year,

47

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

2.    Significant Accounting Policies (Continued)

plus (2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, and EDP equipment and operating software, plus (3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is charged directly to unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, a valuation allowance is established for deferred tax assets not realizable, and the change in net deferred taxes is charged to earnings.

Nonadmitted Assets

Certain assets designed as nonadmitted, principally prepaid expenses, certain deferred tax assets, and other assets not specifically identified as an admitted asset within the Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Statements of Cash Flow

Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. If in the aggregate, the Company has a net negative cash balance, it is recorded as a negative asset rather than a liability. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined but are presumed to be material.

Correction of Financial Statements

The Company determined an error in the calculation of the ceded modified coinsurance reserve adjustment for the reinsurance contract with its parent, COUNTRY Life. Net income was understated in years prior to 2007 by $10,117,000. The correction was recorded directly to unassigned surplus in the 2007 audited financial statements. See Note 10 for a reconciliation between the audited financial statements and the 2007 Annual Statement.

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC as follows:

Bonds not backed by loans are stated at amortized cost using the interest method.

Loan-backed securities are stated at amortized cost using the interest method including anticipated prepayments. The retrospective adjustment method is used to value all securities.

Short-term investments are reported at amortized cost and include investments with maturities of one year or less at the date of acquisition.

Realized gains and losses are determined using the specific identification basis.

The Company participates, through a trustee, in a security lending program with major securities brokers. Under the program, the Company maintains exclusive control over the securities. The trustee maintains collateral equal to or greater than the fair value of the securities loaned. At December 31, 2007 and 2006, bonds with a fair value of

48

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

2.    Significant Accounting Policies (Continued)

$12,171,000 and $5,494,000, respectively, were loaned under this program. At December 31, 2007 and 2006, the collateral was not recorded in the Company’s assets, and the future return of collateral is not reflected in the Company’s liabilities. The Company has not repledged the collateral and has restricted access to the collateral unless a default occurs, pursuant to the terms of the program.

Investment Income

Interest on bonds is recorded as income when earned and is adjusted for any amortization of premium or discount.

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2007, are as follows:

	Amount	%

	(In thousands)
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value, less current surrender charge of 5% or more	141,422	14.63
At book value without adjustment (minimal or no charge or adjustment)	746,004	77.21
Not subject to discretionary withdrawal	78,862	8.16

Total annuity reserves and deposit fund liabilities—before reinsurance	966,288	100.00

Reinsurance ceded	937,171

Net annuity reserves and deposits fund liabilities	$29,117

Cash surrender value	$29,071

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain policy and contract holders. It is these policy and contract holders, rather than COUNTRY Investors, who bear the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements.

Guaranty Fund Assessments

A liability for guaranty fund assessments is accrued after an insolvency has occurred.

Premiums

Life insurance premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk are also recognized as revenue when due.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value except for bonds and investment-type insurance contract liabilities that, principally, have been ceded to COUNTRY Life. The carrying value and the fair value of bonds are disclosed in Note 3. The carrying value and fair value of policy loans were both $114,300 and $9,200 at December 31, 2007 and 2006, respectively.

49

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

3.    Investments

The carrying value and the fair value of investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In thousands)
At December 31, 2007:
U.S. government and agencies	$77,684	$5,042	$81	$82,645
State and political subdivisions	220	—	5	215
Foreign governments	423	11	—	434
Corporate securities	6,996	46	677	6,365
Mortgage-backed securities	34,366	375	88	34,653

	$119,689	$5,474	$851	$124,312

At December 31, 2006:
U.S. government and agencies	$83,619	$3,252	$953	$85,918
State and political subdivisions	265	—	2	263
Foreign governments	550	7	—	557
Corporate securities	7,074	8	779	6,303
Mortgage-backed securities	25,159	57	382	24,834

	$116,667	$3,324	$2,116	$117,875

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The Company believes all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of other-than-temporary impairment. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria presented by NAIC standards. The Company has the intent and the ability to hold these investments until maturity or until fair value recovers above cost or amortized cost.

The carrying value and fair value of investments in bonds at December 31, 2007, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value

	(In thousands)
Maturity:
In 2008	$1,003	$1,015
In 2009-2012	19,946	21,148
In 2013-2017	50,735	52,276
After 2017	13,639	15,219
Mortgage-backed securities	34,366	34,654

	$119,689	$124,312

Proceeds from sales or transfers of investments in bonds during 2007, 2006, and 2005 were $2,204,000, $8,984,000, and $2,979,000, respectively. Gross gains of $0, $0, and $6,000 were realized on these sales in 2007, 2006, and 2005, respectively. Gross losses of $73,000, $594,000, and $371,000 were realized on these sales in 2007, 2006, and 2005, respectively.

50

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

3.    Investments (Continued)

At December 31, 2007 and 2006, investments in bonds with an admitted asset value of $7,207,000 and $6,615,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 2007 and 2006, the Company held no unrated or less-than-investment grade bonds.

Net realized capital gains (losses) for the years ended December 31, 2007, 2006, and 2005, are summarized as follows:

	2007	2006	2005

	(In thousands)
Bonds:
Gross gains	$4	$78	$29
Gross losses	(73)	(594)	(371)

	(69)	(516)	(342)
Amounts transferred from IMR	45	387	222
Income tax benefit	24	180	120

Net realized capital gains	$—	$51	$—

Major categories of net investment income for the years ended December 31, 2007, 2006, and 2005, are summarized as follows:

	2007	2006	2005

	(In thousands)
Bonds	$6,524	$6,577	$7,116
Policy loans	3	1	—
Short-term investments	372	410	162
Other	525	4	4
Amortization/release of IMR	(41)	(257)	(312)

Total investment income	7,383	6,735	6,970
Investment expenses	(139)	(137)	(148)

Net investment income	$7,244	$6,598	$6,822

4.    Federal Income Taxes

The Company is included on a consolidated federal income tax return with its parent company, COUNTRY Life. The Company has a written agreement which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Allocations of the consolidated tax liability to each company of the consolidated group is based upon that company’s separate return tax liability as a percentage of the total of the group’s separate return tax liabilities (companies with negative taxable income, have, by rule, a zero apportionment percentage). Intercompany tax balances are settled in the same year the consolidated tax return is filed. The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $257,000, $0, and $763,000 from 2007, 2006, and 2005, respectively.

51

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

4.    Federal Income Taxes (Continued)

The components of the net deferred tax asset at December 31, 2007 and 2006, were as follows:

	2007	2006

	(In thousands)
Gross deferred tax assets	$1,819	$1,093
Gross deferred tax liabilities	(258)	(210)
Deferred tax assets nonadmitted	(1,335)	(750)

Net admitted deferred tax asset	$226	$133

Deferred tax assets nonadmitted increased $584,000 in 2007 and $262,000 in 2006.

The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31, 2007, 2006, and 2005, are as follows:

	2007	2006	2005

	(In thousands)
Change in deferred tax assets	$(726)	$(433)	$(484)
Change in deferred tax liabilities	48	106	35

Net change in deferred taxes	(678)	(327)	(449)
Current income tax (benefit) expense	3,184	(311)	981

Income tax (benefit) expense and change in deferred taxes	$2,506	$(638)	$532

COUNTRY Investor’s income tax (benefit) expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to income before federal income tax expense for the following reasons:

	2007	2006	2005

	(In thousands)
Expected federal income tax expense (benefit)	$2,539	$(136)	$464
Change in nonadmitted assets	(32)	—	5
Change in prior year accrual	—	(499)	(15)
Amortization/release of interest maintenance reserve	14	90	109
Other, net	(15)	(93)	(31)

	$2,506	$(638)	$532

Current federal income taxes payable were $8,044,000 and $33,000 at December 31, 2007 and 2006, respectively.

5.    Related-Party Transactions

The following is a summary of certain of the Company’s related parties:

•

The individuals who comprise COUNTRY Life’s Board of Directors also comprise the Boards of Directors of the affiliated companies of Illinois Agricultural Association, the Illinois Agricultural Holding Company, CC Services, Inc. (CC Services), COUNTRY Mutual Insurance Company (COUNTRY Mutual), COUNTRY Casualty Insurance Company, COUNTRY Preferred Insurance Company, and Modern Service Insurance Company.

52

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

5.    Related-Party Transactions (Continued)

•

Certain members of COUNTRY Life’s Board of Directors also comprise the Boards of Directors of COUNTRY Trust Bank, COUNTRY Capital Management Company, the Illinois Agricultural Service Company, and Agrivisor Services, Inc.

•

Certain officers of COUNTRY Mutual comprise the majority of the members of the Boards of Directors of Middlesex Mutual Assurance Company and its wholly owned subsidiaries, MSI Preferred Insurance Company and Midfield Corporation; Holyoke Mutual Insurance Company in Salem and its wholly owned subsidiary, Holyoke of Salem Insurance Agency, Inc.; Cotton States Mutual Insurance Company (Cotton States Mutual), and its wholly owned subsidiary, Shield Insurance Company.

•	Certain officers of COUNTRY Life comprise the majority of the members of the Board of Directors of Cotton States Life Insurance Company and CS Marketing Resources, Inc.

The Company is party to a service contract with CC Services. CC Services provides management, financial, operational, marketing, and other services required by the Company. The cost of services provided to the Company from CC Services totaled $11,953,000, $10,383,000, and $10,283,000 in 2007, 2006, and 2005, respectively.

Beginning in 2007, the Company is party to a service contract with Cotton States Mutual. Cotton States Mutual provides management information services required by the Company. The cost of services provided to the Company from Cotton States Mutual totaled $138,000 in 2007.

Under a 100% coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses that are not assumed by nonaffiliated companies to COUNTRY Life. Under a 100% modified coinsurance agreement, COUNTRY Investors cedes 100% of all premiums, benefits, and expenses related to the variable products to COUNTRY Life. A summary of COUNTRY Investors’ activity under these agreements as of and for the years ended December 31, 2007, 2006, and 2005, is as follows:

	2007	2006	2005

	(In thousands)
Premium income and other considerations	$82,764	$83,862	$68,556
Benefits for policyholders and beneficiaries	119,281	132,374	115,561
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	15,673	12,338	12,676
Other income	947	3,825	276
Policy loans	8,182	8,627	8,704
Other assets	47	100	83
Policy reserves	1,299,301	1,301,232	1,286,582
Policy and contract claims	1,410	1,303	1,072
General liabilities and accrued expenses	1,973	647	3,013
Other liabilities	325	357	361

6.    Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, COUNTRY Investors meets the RBC requirements.

53

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

6.    Capital and Surplus (Continued)

The payment of dividends by COUNTRY Investors to COUNTRY Life is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by COUNTRY Investors without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

7.    Commitments and Contingencies

In the normal course of business, COUNTRY Investors is involved in policy and nonpolicy related litigation. In the opinion of COUNTRY Investors’ management, based on the advice of counsel, any potential settlements are either adequately provided for in the financial statements or would not have a material adverse impact on the financial statements.

8.    Reinsurance

In the normal course of business, COUNTRY Investors cedes reinsurance to nonaffiliated insurance companies. No reinsurance is assumed. Reinsurance does not discharge COUNTRY Investors from its primary liability to policyholders and to the extent that a reinsurer would be unable to meet its obligations, COUNTRY Investors would be liable.

A summary of COUNTRY Investor’s ceded reinsurance with nonaffiliates as of and for the years ended December 31, 2007, 2006, and 2005, is as follows:

	2007	2006	2005

	(In thousands)
Premium income and other considerations	$3,525	$2,786	$2,387
Benefits for policyholders and beneficiaries	700	2,144	3,253
Policy reserves	$1,653	$2,012	$2,786

9.    Separate Accounts

Separate accounts held by the Company represent primarily funds for which the benefit to policyholders is determined by the performance of the investments held in the separate account. The assets of these accounts are carried at market value.

Information regarding the reconciliation of net transfers to (or from) Separate Accounts for the years ended 2007, 2006, and 2005, are as follows:

	2007	2006	2005

	(In thousands)
Transfers as reported in the statements of income of the separate accounts statement:
Transfers to separate accounts	$11,774	$8,804	$7,334
Transfers from separate accounts	2,481	1,213	552

Net transfers to separate accounts	9,293	7,591	6,782
Reconciling adjustments:
Ceded reserve adjustment	410	90	135

Transfers as reported in the statements of operations	$9,703	$7,681	$6,917

54

COUNTRY INVESTORS LIFE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (Continued)

10.    Reconciliation to Annual Statement

The following is a reconciliation of amounts previously reported to state regulatory authorities in the 2007 Annual Statement to those reported in the accompanying statutory-basis financial statements.

December 31 2007
(In thousands)
Balance sheet:
Assets as reported in the Company’s Annual Statement	$167,570
Increase due from reinsurers	23,945

Assets as reported in the accompanying audited statutory-basis balance sheet	$191,515

Liabilities as reported in the Company’s Annual Statement	$35,175
Increase to general liabilities and accrued expenses	7,956

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$43,131

Capital stock and surplus as reported in the Company’s Annual Statement	$132,395
Increase to unassigned funds	15,989

Total capital stock and surplus as reported in the accompanying audited statutory-basis balance sheet	$148,384

Statement of operations:
Net loss as reported in the Company’s Annual Statement	$(1,357)
Increase to life insurance and annuities	8,746
Increase to net investment income	494
Increase to cost of servicing policyholders	(446)
Increase to federal income taxes incurred	(2,922)

Total statutory net income as reported in the accompanying audited statutory-basis statement of operations	$4,515

Statement of changes in capital and surplus:
Statutory capital and surplus as reported in the Company’s Annual Statement	$132,395
Increase to net income	5,872
Increase in correction to financial statements	10,117

Total statutory capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$148,384

55